As filed with the Securities and Exchange Commission on May 23, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Mareilé B. Cusack, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

The patient investor

SEMI-ANNUAL REPORT: 03/31/18

•	Value • Deep value • Global

•	Ariel Fund
•	Ariel Appreciation Fund
•	Ariel Focus Fund
•	Ariel Discovery Fund
•	Ariel International Fund
•	Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in micro, small and/or mid-cap companies. Investing in micro, small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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Fund performance at a glance	AS OF 03/31/18

Annualized
	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)
Small/mid cap traditional value							11/06/86
Ariel Fund–Investor Class	+ 0.80	+ 9.62	+ 6.67	+ 12.41	+ 10.28	+ 8.74	+ 11.44
Ariel Fund–Institutional Class	+ 0.87	+ 9.93	+ 6.98	+ 12.75	+ 10.49	+ 8.84	+ 11.51
Russell 2500TM Value Index	– 2.65	+ 5.72	+ 7.26	+ 9.88	+ 9.34	+ 8.60	+ 11.21
Russell 2500TM Index	– 0.24	+ 12.31	+ 8.15	+ 11.55	+ 10.28	+ 8.57	+ 10.85
S&P 500® Index	– 0.76	+ 13.99	+ 10.78	+ 13.31	+ 9.49	+ 6.46	+ 10.35
Mid cap traditional value							12/01/89
Ariel Appreciation Fund–Investor Class	– 0.46	+ 6.72	+ 5.08	+ 10.62	+ 10.42	+ 8.72	+ 10.78
Ariel Appreciation Fund–Institutional Class	– 0.37	+ 7.06	+ 5.41	+ 10.98	+ 10.63	+ 8.82	+ 10.85
Russell Midcap® Value Index	– 2.50	+ 6.50	+ 7.23	+ 11.11	+ 9.81	+ 8.98	+ 11.46
Russell Midcap® Index	– 0.46	+ 12.20	+ 8.01	+ 12.09	+ 10.21	+ 8.93	+ 11.34
S&P 500® Index	– 0.76	+ 13.99	+ 10.78	+ 13.31	+ 9.49	+ 6.46	+ 9.70
All cap traditional value							06/30/05
Ariel Focus Fund–Investor Class	– 0.80	+ 6.60	+ 6.11	+ 9.45	+ 6.72	–	+ 5.96
Ariel Focus Fund–Institutional Class	– 0.73	+ 6.88	+ 6.38	+ 9.73	+ 6.89	–	+ 6.09
Russell 1000® Value Index	– 2.83	+ 6.95	+ 7.88	+ 10.78	+ 7.78	–	+ 7.38
S&P 500® Index	– 0.76	+ 13.99	+ 10.78	+ 13.31	+ 9.49	–	+ 8.70
Small cap deep value							01/31/11
Ariel Discovery Fund–Investor Class	– 5.78	+ 0.10	– 1.41	– 0.14	–	–	+ 2.28
Ariel Discovery Fund–Institutional Class	– 5.68	+ 0.29	– 1.15	+ 0.12	–	–	+ 2.52
Russell 2000® Value Index	– 2.64	+ 5.13	+ 7.87	+ 9.96	–	–	+ 10.17
Russell 2000® Index	– 0.08	+ 11.79	+ 8.39	+ 11.47	–	–	+ 11.37
S&P 500® Index	– 0.76	+ 13.99	+ 10.78	+ 13.31	–	–	+ 12.94
International all cap intrinsic value							12/30/11
Ariel International Fund –Investor Class	+ 1.36	+ 9.85	+ 4.91	+ 7.62	–	–	+ 7.42
Ariel International Fund –Institutional Class	+ 1.38	+ 10.16	+ 5.16	+ 7.85	–	–	+ 7.68
MSCI EAFE Index (net)	– 1.53	+ 14.80	+ 5.55	+ 6.50	–	–	+ 8.75
MSCI ACWI ex-US Index (net)	– 1.18	+ 16.53	+ 6.18	+ 5.89	–	–	+ 7.85
Global all cap intrinsic value							12/30/11
Ariel Global Fund –Investor Class	+ 0.26	+ 9.58	+ 5.97	+ 8.81	–	–	+ 9.25
Ariel Global Fund –Institutional Class	+ 0.33	+ 9.82	+ 6.22	+ 9.09	–	–	+ 9.53
MSCI ACWI Index (net)	– 0.96	+ 14.85	+ 8.12	+ 9.20	–	–	+ 11.00

The inception date for the Institutional Class shares of all Funds is December 30, 2011. For all funds except Ariel International Fund and Ariel Global Fund, performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found on page 69. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

1

TURTLE TALK

Two roads

“We have been navigating markets for nearly 35 years now. We have ultimately survived and thrived by staying focused on the ground game, not the clouds. Building portfolios one stock at a time. Concentrating on the long-term while ignoring the noise.”

–Mellody Hobson, President, Ariel Investments

Please see page 3 to read John Rogers’ and Mellody Hobson’s full letter to shareholders and learn more about our perspective on value investing.

To read the Barron’s article entitled, “Are Value Stocks Ready to Grow Again?” visit our award-winning website, arielinvestments.com.

200 is the new 65…

… if you’re a tortoise, that is!

The rest of us can’t wait that long to plan for our retirement. Start preparing for yours with an Ariel IRA. Ariel offers mutual funds spanning the market cap spectrum and covering the globe to help you plan for your future.

We’re here to help. Call our investment team today at 800.292.7435 or visit arielinvestments.com/think-retirement.

2	ARIELINVESTMENTS.COM

TWO ROADS

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 3/31/18

	1Q18	1-year	3-year	5-year	10-year	Since inception*
Ariel Fund	+ 0.80%	+ 9.62%	+ 6.67%	+ 12.41%	+ 10.28%	+ 11.44%
Russell 2500TM Value Index	– 2.65	+ 5.72	+ 7.26	+ 9.88	+ 9.34	+ 11.21
Russell 2500TM Index	– 0.24	+ 12.31	+ 8.15	+ 11.55	+ 10.28	+ 10.85
S&P 500® Index	– 0.76	+ 13.99	+ 10.78	+ 13.31	+ 9.49	+ 10.35
*	The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 3/31/18

	1Q18	1-year	3-year	5-year	10-year	Since inception*
Ariel Appreciation Fund	– 0.46%	+ 6.72%	+ 5.08%	+ 10.62%	+ 10.42%	+ 10.78%
Russell Midcap® Value Index	– 2.50	+ 6.50	+ 7.23	+ 11.11	+ 9.81	+ 11.46
Russell Midcap® Index	– 0.46	+ 12.20	+ 8.01	+ 12.09	+ 10.21	+ 11.34
S&P 500® Index	– 0.76	+ 13.99	+ 10.78	+ 13.31	+ 9.49	+ 9.70
*	The inception date for Ariel Appreciation Fund is 12/01/89.

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On the heels of a very strong 2017, the first quarter provided an unwelcomed wake up call to those who may have been lulled into believing the stock market’s upward trajectory was unstoppable. In many ways, the simultaneous fears that rising inflation and/or escalating protectionism might break out into something more serious and destabilizing started to take shape. Accordingly, as The Wall Street Journal noted, “The first three months of 2018 were a volatile period, culminating in the S&P 500’s first quarterly loss since mid-2015.”1 Although this -0.76% shortfall was minor by most standards, it did usher in a new wave of Wall Street consternation.

“As passive funds are forced to own popular and expensive issues like the FANG gang…other areas are starved for attention.”

Against this backdrop, for the quarter ending March 31, 2018, the Ariel Fund gained +0.80% during a time when the smaller companies comprising the Russell 2500 Value Index fell -2.65% and the more style neutral Russell 2500 Index modestly declined -0.24%. And although the Ariel Appreciation Fund outperformed its primary benchmark over the three month period—it did post a tiny loss. More specifically, the Ariel Appreciation Fund fell -0.46% versus-2.50% for the Russell Midcap Value Index and -0.46% for the Russell Midcap Index.

Across both funds, the areas of strength and weakness were largely the same. In the Ariel Fund, positive contributions from our Producer Durables holdings were offset by softness in the Materials and Processing sector—namely U.S. Silica Holdings, Inc. (SLCA)—a stock that we still like and continue to hold. Similarly, our Financial Services names boosted returns. Both areas more than made up for our one Technology sector stock which marginally detracted from results. That same security—Anixter International, Inc. (AXE)—slightly nicked the

Ariel Appreciation Fund’s results but its minor detraction was balanced by nice gains amongst our financial holdings.

TO DIE FOR

As natural contrarians, nothing gets us more excited than the occasional—but often predictable—article that ponders the potential demise of one of our time-tested underpinnings. We say “often predictable” because whenever there is any kind of performance dispersion between growth and value, or stocks and bonds, or large and small companies, the “this time is different” crowd re-emerges. On this point, we often recall the famous “Death of Equities” BusinessWeek cover story that appeared to be perfectly timed to usher in one of the best performing bull markets of the 20th Century.2 In that same vein, Barron’s offers an in-depth cover story entitled “Are Value Stocks Ready to Grow Again?”3 While the article’s title is promising, the piece considers a more dire circumstance. More specifically, it notes, “…since 2006, growth stocks—shares of companies whose earnings are growing at an above-average rate—have outpaced value stocks, especially in the U.S. This has caused consternation and speculation: Is value dead?”4

The willingness to consider this possibility arises from the widening performance gap between growth and value indices over the last decade. More specifically, as shown on the chart below, growth trounces value. It is worth noting that we are pleased to see our patient approach beat our value indices.

10 year snapshot as of 3/31/18

10 years cumulative
Ariel Fund Investor Class | ARGFX	165.98%
Russell 2500TM Value Index	144.33%
Russell 2500TM Growth Index	188.44%
Ariel Appreciation Fund Investor Class | CAAPX	169.34%
Russell Midcap® Value Index	154.94%
Russell Midcap® Growth Index	174.17%

S&P 500® Index	147.71%

Past performance does not guarantee future results.

4	ARIELINVESTMENTS.COM

TWO ROADS

While both growth and value alternatively have their moments in the sun, a 1992 paper by famed University of Chicago Economists, Eugene Fama and Kenneth French, parsed decades of data and ultimately concluded that over the longer term, value holds the edge.5 Of course, theories have emerged about why this performance pattern has become undone of late. Perhaps the strongest case for growth’s recent dominance is the surge in passive investing. According to Barron’s, “As money poured into market capitalization-weighted indexes, the priciest stocks became even more so, while the neglected stocks in value investors’ portfolios became further unloved.”6 As passive funds are forced to own popular and expensive issues like the FANG gang (Facebook, Amazon, Netflix and Google), other areas are starved for attention. This divergence was further exacerbated by the sector biases of the value and growth indices. With value indices heavily weighted in relatively poorer performing sectors like Financials and Energy, and growth indices super charged by their high octane Technology shares, two roads have diverged in the woods. The value managers are taking the one less traveled and therein lies the upside in our view.

“Two roads have diverged in the woods. The value managers are taking the one less traveled and therein lies the upside in our view.”

Our optimistic perspective is not rooted in a convenient “reversion to the mean” theory—although one could theorize that such an occurrence is likely to also drive future returns. Instead, our enthusiasm is actually fueled by a number of positive signs. First, despite a strong market run, our funds remain cheap. We believe both Ariel Fund and Ariel Appreciation Fund sell at a discount to their core and value benchmarks. Second, because “the gap between the cheapest and priciest stocks has also widened since last year…”7, we continue to find plenty to buy. In the past, when bull markets got to be long in the tooth, deploying cash became a challenge. But these days, our new idea pipeline is full. Lastly, while counterintuitive, we are actually encouraged by the fact that the biggest asset gatherers in the last decade have simultaneously been commoditizing the market. More specifically, today’s index fund behemoths are the “Amazons” of the financial services world—fast growing, enormous and cheap. And even if these organizations continue to play a large role in the future of the money management and mutual fund industry (as we believe they will), commoditization makes anything that is different stand out. As such, in a growth fueled market, value becomes more conspicuous.

“We continue to find plenty to buy…our new idea pipeline is full.”

We have been navigating markets for nearly 35 years now. Over this extended period, we have lived through a myriad of investment environments—bull and bear markets, growth and value dominance, large cap and small cap leadership. We have ultimately survived and thrived by staying focused on the ground game, not the clouds. Building portfolios one stock at a time. Concentrating on the long-term while ignoring the noise. The current period will not last forever. And when the balance shifts, we do believe our portfolios are well positioned for all that lies ahead.

PORTFOLIO COMINGS AND GOINGS

We did not exit any positions in Ariel Fund or Ariel Appreciation Fund this quarter. However, in both funds, we purchased Oaktree Capital Group, LLC (OAK), a leading global alternative investment management firm. Oaktree is one of the largest and most successful alternative investment firms in its industry. While the performance of alternatives has been static over the years, Oaktree has been focusing on its restructuring business which is countercyclical. We continue to believe the company’s fundamentals are solid

800.292.7435	5

and the market will reassess the name. In Ariel Appreciation Fund, we also opened a position in Stericycle Inc. (SCRL), a waste management company. We were attracted to Stericycle given its wide economic moat, best-in-class management team and solid growth prospects. The stock has been sold off by growth managers, but has not yet been appreciated by value managers. As contrarian, patient investors, we are always looking beyond the pack.

“We have been navigating markets for nearly 35 years now. We have ultimately survived and thrived by staying focused on the ground game, not the clouds.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

[1]	McGee, Suzanne. “What Volatility? Growth-Fund Managers Strut.” The Wall Street Journal, April 9, 2018.
[2]	Ritholtz, Barry. “The Death of Equities.” BusinessWeek, August 1979. April, 2018. http://ritholtz.com/1979/08/the-death-of-equities/
[3]	Kapadia, Reshma. “Are Value Stocks Ready to Grow Again?” Barron’s, April 28, 2018.
[4]	Kapadia, Reshma. “Are Value Stocks Ready to Grow Again?” Barron’s, April 28, 2018.
[5]	Fama, Eugene F & French, Kenneth R, “The Cross-Section of Expected Stock Returns.” The Journal of Finance, American Finance Association 47, no. 2 (1992) 427-465.
[6]	Kapadia, Reshma. “Are Value Stocks Ready to Grow Again?” Barron’s, April 28, 2018.
[7]	Kapadia, Reshma. “Are Value Stocks Ready to Grow Again?” Barron’s, April 28, 2018.

An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

A growth investment strategy seeks stocks that are deemed to have superior growth potential. Growth stocks offer an established track record and are perceived to be less risky than value stocks. A value investment strategy seeks undervalued stocks that show a strong potential for growth. The intrinsic value of the stocks in which a value strategy invests may be based on incorrect assumptions or estimations, may be affected by declining fundamentals or external forces, and may never be recognized by the broader market.

6	ARIELINVESTMENTS.COM

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio manager	Portfolio manager	Portfolio manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Financial services	29.65	39.67	27.07	19.99
Consumer discretionary	29.42	10.85	13.55	14.05
Producer durables	20.16	13.19	15.55	10.62
Health care	5.85	5.56	11.76	13.57
Materials & processing	4.81	7.09	7.65	3.06
Consumer staples	3.06	2.99	2.54	6.52
Technology	2.18	6.57	13.45	21.67
Energy	0.46	7.36	4.41	5.74
Utilities	0.00	6.72	4.01	4.78
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/18

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Ariel Fund–Investor Class	+ 0.80	+ 9.62	+ 6.67	+ 12.41	+ 10.28	+ 8.74	+ 11.44
Ariel Fund–Institutional Class+	+ 0.87	+ 9.93	+ 6.98	+ 12.75	+ 10.49	+ 8.84	+ 11.51
Russell 2500TM Value Index	– 2.65	+ 5.72	+ 7.26	+ 9.88	+ 9.34	+ 8.60	+ 11.21
Russell 2500TM Index	– 0.24	+ 12.31	+ 8.15	+ 11.55	+ 10.28	+ 8.57	+ 10.85
S&P 500® Index	– 0.76	+ 13.99	+ 10.78	+ 13.31	+ 9.49	+ 6.46	+ 10.35

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17)

Investor Class	1.01%
Institutional Class	0.71%

Top ten equity holdings (% of net assets)

1.	KKR & Co. L.P.	4.3	6.	Keysight Technologies, Inc.	3.5
2.	Zebra Technologies Corp.	4.1	7.	JLL	3.4
3.	MSG Networks, Inc.	3.9	8.	Kennametal, Inc.	3.2
4.	Lazard Ltd., Class A	3.8	9.	Northern Trust Corp.	3.1
5.	First American Financial Corp.	3.6	10.	J.M. Smucker Co.	3.1

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 69.

800.292.7435	7

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio manager	Co-portfolio manager

Composition of equity holdings (%)

	Ariel Appreciation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	31.36	35.18	27.34	19.99
Consumer discretionary	24.18	12.40	14.68	14.05
Producer durables	18.34	10.85	13.40	10.62
Health care	14.77	6.37	9.07	13.57
Consumer staples	4.52	3.70	3.92	6.52
Energy	2.52	8.37	5.66	5.74
Materials & processing	1.83	6.51	6.93	3.06
Technology	0.81	5.90	12.98	21.67
Utilities	0.00	10.72	6.01	4.78
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/18

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Ariel Appreciation Fund–Investor Class	– 0.46	+ 6.72	+ 5.08	+ 10.62	+ 10.42	+ 8.72	+ 10.78
Ariel Appreciation Fund–Institutional Class+	– 0.37	+ 7.06	+ 5.41	+ 10.98	+ 10.63	+ 8.82	+ 10.85
Russell Midcap® Value Index	– 2.50	+ 6.50	+ 7.23	+ 11.11	+ 9.81	+ 8.98	+ 11.46
Russell Midcap® Index	– 0.46	+ 12.20	+ 8.01	+ 12.09	+ 10.21	+ 8.93	+ 11.34
S&P 500® Index	– 0.76	+ 13.99	+ 10.78	+ 13.31	+ 9.49	+ 6.46	+ 9.70

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17)

Investor Class	1.12%
Institutional Class	0.82%

Top ten equity holdings (% of net assets)

1.	J.M. Smucker Co.	4.5	6.	Aflac, Inc.	3.8
2.	First American Financial Corp.	4.2	7.	Interpublic Group of Cos., Inc.	3.7
3.	Keysight Technologies, Inc.	4.1	8.	Zimmer Biomet Holdings, Inc.	3.6
4.	Laboratory Corp. of America Holdings	4.1	9.	Lazard Ltd., Class A	3.2
5.	Northern Trust Corp.	3.9	10.	Stanley Black & Decker, Inc.	3.2

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 69.

8	ARIELINVESTMENTS.COM

THE IMPORTANCE OF VALUATIONS IN A VOLATILE MARKET

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 3/31/18

	1Q18	1-year	3-year	5-year	10-year	Since inception*
Ariel Focus Fund	– 0.80%	+ 6.60%	+ 6.11%	+ 9.45%	+ 6.72%	+ 5.96%
Russell 1000® Value Index	– 2.83	+ 6.95	+ 7.88	+ 10.78	+ 7.78	+ 7.38
S&P 500® Index	– 0.76	+ 13.99	+ 10.78	+ 13.31	+ 9.49	+ 8.70
*	The inception date for Ariel Focus Fund is 06/30/05.

For the first quarter ended March 31, 2018, Ariel Focus Fund lost -0.80%, outperforming its primary Russell 1000 Value benchmark which dropped -2.83%, and falling in line with the S&P 500 which declined -0.76%. As patient investors, we always focus on long-term performance rather than short-term fluctuations. Nevertheless, it is encouraging to see the portfolio hold up in a challenging market.

WHAT HELPED AND HURT?

First, a review of the companies having the largest impact in the quarter, both positively and negatively. Zebra Technologies Corp. (ZBRA), Adtalem Global Education, Inc. (ATGE) and Lockheed Martin Corp.

(LMT) contributed the most to performance. Barrick Gold Corp. (ABX), Snap-on, Inc. (SNA) and Zimmer Biomet Holdings, Inc. (ZBH) were the largest detractors. In 2016, Focus Fund initiated a position in Zebra. At that time, the company was trading at a very attractive 10 times forward earnings after declining over -40% on concerns about the future of brick and mortar retailing. Zebra makes bar code printers and scanners used to track the location and quantity of products throughout the manufacturing process. Wall Street became concerned retailers, where inventory management is critical, would curtail their purchases of the company’s products due to competitive challenges from Amazon.com, Inc. (AMZN)

800.292.7435	9

and other online retailers. We acknowledged the issue, but believed these fears were more than reflected in Zebra’s stock price. Its shares increased +34.09% in the first quarter and trades at $135.13 as we go to press today. E-commerce has grown in strategic importance for traditional brick and mortar retailers, even those who are struggling. Inventory management and on-line fulfillment have generated increasing demand for Zebra’s products. A perceived headwind has become a tailwind.

Adtalem Global Education, Inc. (ATGE), the renamed DeVry Inc., increased +13.08% over the last three months. When I repurchased shares in the company after Election Day 2016, the investment thesis was simple. I believed the regulatory environment for for-profit education companies was going to meaningfully improve. Since then, our thesis played out as expected.

Lockheed Martin Corp. (LMT) returned +5.86% in the quarter. The company’s F-35 is proving to be one of the most successful defense systems ever developed with sales of at least $1.5 trillion (that’s trillion with a “t”) over the projected life of this advanced fighter.

On the down side, Barrick Gold Corp. (ABX) continued to underperform. The company had a tough 2017 mostly due to problems in Argentina and Tanzania. An important pipe burst at its Veladero mine in Argentina which caused safety and environmental issues. Production was curtailed and relations with local government authorities were impaired. While the mine is now up and running, it is operating at lower levels of profitability. In Tanzania, the local government imposed harsh restrictions on exports, effectively forcing Barrick to cede a greater portion of its profits. Mostly because of these two factors, Barrick issued disappointing guidance in February, causing the stock to fall -13.74% in the quarter. On the positive side, the company has continued to generate substantial cash flow and has paid down debt. In March, S&P upgraded the company’s credit rating to BBB. Gold and copper prices have continued to trend higher and will be helped by inflationary concerns or a weaker dollar. We are maintaining our investment in the company.

Snap-on, Inc. (SNA) declined -14.90% in the quarter. The recent “re-rating” of this leading manufacturer,

distributor and financer of automotive tools has been remarkable. As you may know, I exited my position in Snap-on in February of 2015 at a price of $147.09. I reinitiated a position in July 2017 at almost exactly the same price, $147.57. I repurchased shares at virtually the same price because Snap-on is a lot more profitable today and generates significantly more earnings. In 2015, the company recorded fully diluted earnings per share of $8.10. With subsequent growth in the company’s sales and operating profit, plus a substantially lower tax rate, we estimate Snap-on will earn EPS of $11.68 over the next twelve months. That is 44% more earnings at essentially the same price. The chart below depicts Snap-on’s plummeting PE ratio despite the earnings growth. As such, we have been adding to our position.

Zimmer Biomet Holdings, Inc. (ZBH) was the third largest detractor in the quarter, declining -9.44%. Our thesis on Zimmer continues to be straight forward. An aging North American population with increasing obesity rates will produce more demand for hip and knee replacements. Not to mention, surgeons are reluctant to shift between orthopedic brands which reduces pricing pressure. Unfortunately, Zimmer’s acquisition of rival Biomet has been troubled as legacy Biomet plants faced FDA regulatory scrutiny. As a result, Zimmer continues to struggle to meet product demand. Worried investors fear frustrated doctors might switch to competitors. Our work indicates that customers are remaining loyal so far. But the company will need to improve manufacturing capacity to meet our earnings’ expectations. We reduced our position modestly last year.

10	ARIELINVESTMENTS.COM

PORTFOLIO COMINGS AND GOINGS

We had higher than normal turnover in the first quarter—exiting two long-term holdings and initiating three new positions. We sold J.P. Morgan Chase & Co. (JPM) when the stock reached our calculation of intrinsic value. Having owned J.P. Morgan since the Fund’s inception, I have been quite public in my praise for my former boss, Jamie Dimon, whom I have called the greatest banker since J. Pierpont Morgan himself. Unfortunately, that admiration for the bank and its leader is no longer contrarian. Once the stock became fully valued, I sold our position at a very nice profit.

“Recent volatility has underscored the importance of trusting our valuations and process despite market disruptions.”

The ending was not nearly as happy for our investment in International Business Machines Corporation (IBM), another company we have owned since the Fund’s launch. From 2005 through 2012, the company performed admirably as management reduced costs, grew its traditional software, hardware and consulting businesses, and used cash flow to repurchase shares. This began to change in 2012 when new management started to sell slower growth, though still profitable businesses, often at unattractive prices. The promise of renewed growth from Watson and “big data” always seemed to be just over the horizon. In hindsight, we paid too much attention to IBM’s low PE and the contrarian nature of our thesis. Sometimes a stock is cheap for a reason. Sometimes management’s loss of credibility with Wall Street is deserved. We take some solace from knowing Warren Buffett made the same mistake. Misery loves company.

We added three new companies in the quarter, an unusually high number for the Ariel Focus Fund. Volatility produces opportunity when companies are unfairly punished. Such was the case with Nielsen Holdings plc (NLSN), Stericycle Inc. (SRCL) and an old Ariel favorite, Viacom, Inc. (VIAB). Although we have admired Nielsen for more than a decade, its shares were too expensive.

More recently, the company’s shares have been pressured. Its “buy business” (the service Nielsen performs for branded consumer companies to track sales) has lost share to Information Resources, Inc. The company’s larger “watch business” through its branded Nielsen Ratings remains strong and growing. Stericycle Inc. (SRCL) is also a “fallen angel” with its stock price cut in half since 2015. Stericycle has long enjoyed a premium market valuation due to excellent margins in its core medical waste business. Recent acquisitions have produced accounting problems and a new SAP information system will be expensive. We believe the company is still well governed, and will get through this investment cycle and return to strong earnings growth. The short-term, however, could be choppy. Finally, we initiated a position in Viacom’s Class B shares. At less than 8 times forward earnings and an enterprise value to EBITDA less than 8, we enter Viacom “eyes-wide-open” to the challenges of cord cutting and digital advertising. That said, the company is strong and growing overseas and Paramount remains a valuable asset. We estimate the company’s intrinsic value to be more than $50 per share, making its current stock price in the low 30’s a bargain. Recent volatility has underscored the importance of trusting our valuations and process despite market disruptions. As long-term investors, we remain committed to realizing opportunities in great companies.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy

Portfolio manager

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Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	25.54	31.84	19.99
Health care	16.60	13.63	13.57
Producer durables	15.07	7.82	10.62
Consumer discretionary	13.28	8.32	14.05
Energy	9.06	10.80	5.74
Materials & processing	7.56	3.23	3.06
Technology	4.74	8.68	21.67
Consumer staples	3.21	6.96	6.52
Utilities	0.00	8.72	4.78
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/18

	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Focus Fund–Investor Class	– 0.80	+ 6.60	+ 6.11	+ 9.45	+ 6.72	+ 5.96
Ariel Focus Fund–Institutional Class+	– 0.73	+ 6.88	+ 6.38	+ 9.73	+ 6.89	+ 6.09
Russell 1000® Value Index	– 2.83	+ 6.95	+ 7.88	+ 10.78	+ 7.78	+ 7.38
S&P 500® Index	– 0.76	+ 13.99	+ 10.78	+ 13.31	+ 9.49	+ 8.70

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17)[1]	Net	Gross
Investor Class	1.00%	1.19%
Institutional Class	0.75%	0.90%

Top ten equity holdings (% of net assets)

1.	Laboratory Corp. of America Holdings	5.0	6.	Lockheed Martin Corp.	4.3
2.	BorgWarner, Inc.	5.0	7.	Barrick Gold Corp.	4.2
3.	Oracle Corp.	4.7	8.	Hanger, Inc.	4.2
4.	KKR & Co. L.P.	4.6	9.	Western Union Co.	3.9
5.	Lazard Ltd., Class A	4.5	10.	Zimmer Biomet Holdings, Inc.	3.8

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2019.
Note: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 69.

12	ARIELINVESTMENTS.COM

STOCK TALK

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 3/31/18

	1Q18	1-year	3-year	5-year	Since inception*
Ariel Discovery Fund	– 5.78%	+ 0.10%	– 1.41%	– 0.14%	+ 2.28%
Russell 2000® Value Index	– 2.64	+ 5.13	+ 7.87	+ 9.96	+ 10.17
Russell 2000® Index	– 0.08	+ 11.79	+ 8.39	+ 11.47	+ 11.37
S&P 500® Index	– 0.76	+ 13.99	+ 0.78	+ 13.31	+ 12.94
*	The inception date for Ariel Discovery Fund is 01/31/11.

Last year, we cited a Wall Street Journal article highlighting the extended underperformance of the kind of low price-to-book value stocks that we favor.1 In the first quarter of this year, these strong headwinds continued, leaving our niche of very small stocks deeply out of favor. Despite this challenging environment, our long-term confidence in small- and micro-cap asset-focused investing has not wavered. With company fundamentals generally strong, we believe our portfolios have become increasingly attractive, with untapped value at hand.

IF WE COULD OWN JUST ONE STOCK, WHAT WOULD IT BE?

We have tackled this question annually since 2011. Although we would never advocate a one stock portfolio, a detailed answer effectively illustrates our particular investment approach. As a reminder, we search for companies trading at an entry point that provides a potential “margin of safety.”* We seek protection in asset values, with an emphasis on pristine balance sheets. We want to be invested alongside talented and properly

*	Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

800.292.7435	13

incentivized leadership, and we look to identify upside potential from underappreciated opportunities and/or overlooked assets.

Century Casinos, Inc. (CNTY) is a developer and operator of mid-size casinos in regulated markets around the world. Regulated markets are preferred as they limit new entrants, while management’s experience helps the company navigate successfully. Century focuses on venues that combine gaming and entertainment, attracting locals and tourists alike. The company’s market capitalization at the quarter-end price of $7.46 was $219 million.

“Our long term confidence in small- and micro-cap asset-focused investing has not wavered.”

BETTING ON GREAT LEADERSHIP

Erwin Haitzmann and Peter Hoetzinger have been with the company since it was founded in 1993, and have served as Co-CEO’s since 2005. This unusual arrangement works quite well, largely because they were together at Casinos Austria prior to Century. Moreover, each owns well over one million shares, with option holdings taking both above the 5% ownership threshold. The pair’s shareholder mentality, unique insights into international gaming, and prudent approach, blended with ambitious goals, makes them among the best partners in our portfolios.

Despite outstanding long-term fundamentals, recent short-term fears have left Century’s shares extremely undervalued. At 1.2 times a likely understated book value, with more cash than debt, and with a number of underappreciated growth opportunities, we believe Century’s shares offer significant upside potential, along with the margin of safety we seek. With Haitzmann and Hoetzinger at the helm, this is our highest conviction name.

Most of Century’s revenues come from three countries2:

•	Poland (66.6% stake in Casinos Poland)	39%
•	Canada (focused on Western Canada)	37%
•	United States (2 properties in Colorado)	21%

Canada will soon exceed Poland as the largest revenue contributor with construction underway on Century Mile, a racino (horseracing track and casino) located on Edmonton Airport land. This project is on target to open in the first quarter of 2019, and should surpass the hugely successful Century Downs, a racino opened in Calgary in 2015. Century will then control 6 of 14 gaming licenses in the Edmonton and Calgary metropolitan areas, arguably owning the premier property in each.

After solid performance in 2017 (up +10.94%), Century’s stock traded down -18.29% in the first quarter despite continued strong execution. The culprit was a temporary disruption in Poland. More specifically, a government process change led to license renewal delays and forced temporary casino closures. Given its extensive experience in Poland, management is confident of success and has kept staff on payroll and maintained leases. These relicensing issues weighed on Q4 2017 results, and may continue to do so early in 2018. However, we view this as a short-term problem and believe the stock price decline has created one of our best investment opportunities in some time. After trimming our position on the prior strength, we have recently been accumulating shares again.

“We want to be invested alongside talented and properly incentivized leadership.”

Even with current operations, Century trades at a sharp discount to its peers on virtually any valuation metric. Additionally, Century Mile is expected to produce nearly $50 million in revenues and $10 million in EBITDA by 2020—and to grow from there. An $8 million project in Bath, England is slated to open this May—it will be the only casino in a city which boasts 5 million tourists per year. We also expect the company to announce an expansion into Asia sometime in the next year or two, providing even more growth potential. None of these opportunities appear to be priced into the current valuation.

In our opinion, a “bet” on Century Casinos and its leaders is far from a long shot.

14	ARIELINVESTMENTS.COM

PORTFOLIO COMINGS AND GOINGS

We sold Gaia, Inc. (GAIA) and TechTarget, Inc. (TTGT) after both reached full value. New names included Methode Electronics, Inc. (MEI) and AutoWeb, Inc. (AUTO). Methode is a supplier of highly-engineered electronic components, primarily to the automotive industry. AutoWeb provides lead generation services to automotive dealers throughout the United States.

“We look to identify upside potential from underappreciated opportunities and/or overlooked assets.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

David M. Maley

Lead portfolio manager

Investment Perspectives with Portfolio Manager David Maley, on the research process for the Ariel Deep Value Strategy.

Question: Describe the research process that you follow.

Answer: We typically identify potential investment opportunities through our screening process, where we apply a variety of quantitative metrics. For example, we may look for companies trading at less than tangible book value, or near their net cash balance. Once we have identified a potential investment, we learn as much as possible about the company by reading financial statements and other reports, talking with management and other informed individuals, and building a valuation model.

Question: What are some of the key metrics you look for in a company? How do metrics vs. qualitative characteristics factor into your process (art vs. science)?

Answer: We look for four characteristics in our investments: (1) size, (2) low price-to-book ratio, (3) fortress balance sheet, and (4) strong corporate governance and high insider ownership. Our research process revolves around identifying investment opportunities that meet these four attributes. As you can see, it is a combination of qualitative and quantitative analysis.

To read the full Q&A on research with David Maley, visit arielinvestments.com.

[1]	Wesley Gray, “Is Value Investing Dead? It Depends on How You Measure It,” The Wall Street Journal, September 24, 2017, https://blogs.wsj.com/ experts/2017/09/24/is-value-investing-dead-it-depends-on-how-you-measure-it
[2]	Percent of 2017 revenues from company filings.

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Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, CPA
Lead portfolio manager	Portfolio manager

Composition of equity holdings (%)

	Ariel Discovery Fund†	Russell 2000 Value Index	Russell 2000 Index	S&P 500 Index
Technology	28.50	7.50	14.47	21.67
Financial services	22.75	41.33	24.86	19.99
Consumer discretionary	14.75	11.76	13.64	14.05
Producer durables	11.59	12.07	13.94	10.62
Materials & processing	5.82	5.99	7.06	3.06
Energy	5.49	6.28	3.52	5.74
Utilities	4.47	6.63	4.10	4.78
Health care	4.09	6.65	16.42	13.57
Consumer staples	0.00	1.80	2.00	6.52
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/18

	Quarter	1-year	3-year	5-year	Since inception
Ariel Discovery Fund–Investor Class	– 5.78	+ 0.10	– 1.41	– 0.14	+ 2.28
Ariel Discovery Fund–Institutional Class+	– 5.68	+ 0.29	– 1.15	+ 0.12	+ 2.52
Russell 2000® Value Index	– 2.64	+ 5.13	+ 7.87	+ 9.96	+ 10.17
Russell 2000® Index	– 0.08	+ 11.79	+ 8.39	+ 11.47	+ 11.37
S&P 500® Index	– 0.76	+ 13.99	+ 10.78	+ 13.31	+ 12.94

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17)[1]	Net	Gross
Investor Class	1.25%	1.48%
Institutional Class	1.00%	1.15%

Top ten equity holdings (% of net assets)

1.	Cowen Group, Inc., Class A	5.6	6.	Safeguard Scientifics, Inc.	4.1
2.	Century Casinos, Inc.	4.5	7.	PCTEL, Inc.	3.7
3.	ORBCOMM, Inc.	4.5	8.	Capital Southwest Corp.	3.5
4.	RealNetworks, Inc.	4.4	9.	U.S. Silica Holdings, Inc.	3.5
5.	Telenav, Inc.	4.2	10.	Rosetta Stone, Inc.	3.4

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2019.
Note: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 69.

16	ARIELINVESTMENTS.COM

UNCOVERING DISTINCTIVE INVESTMENT IDEAS

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 3/31/18

	1Q18	1-year	3-year	5-year	Since inception*
Ariel International Fund	+ 1.36%	+ 9.85%	+ 4.91%	+ 7.62%	+ 7.42%
MSCI EAFE Net Index	– 1.53	+ 14.80	+ 5.55	+ 6.50	+ 8.75
MSCI ACWI ex-US Net Index	– 1.18	+ 16.53	+ 6.18	+ 5.89	+ 7.85
*	The inception date for Ariel International Fund is 12/30/11.

Average annual total returns as of 3/31/18

	1Q18	1-year	3-year	5-year	Since inception*
Ariel Global Fund	+ 0.26%	+ 9.58%	+ 5.97%	+ 8.81%	+ 9.25%
MSCI ACWI Net Index	– 0.96	+ 14.85	+ 8.12	+ 9.20	+ 11.00
*	The inception date for Ariel International Fund is 12/30/11.

Recent performance showcases the value of our disciplined investment philosophy, which over time has provided both offense and defense. Following a lengthy bull run, we experienced a reality check when markets considered risk, albeit for a short while. Our portfolios kept pace as markets rose in January and provided downside protection as they sold off throughout the rest of the quarter. Our results through this period of heightened volatility are the outcome of a time-tested, bottom-up research process.

PORTFOLIO ROUND-UP

Consumer staples continue to be favored for their resilience and recurring revenues, as evidenced by their

800.292.7435	17

high valuations. In contrast, as we have recently pointed out, we view the dominant telecom companies as the new consumer staples precisely because customers are highly unlikely to cancel their telephone service, regardless of economic conditions. And yet, telecom companies continue to trade at roughly half the multiple and twice the dividend yield of traditional consumer staples—further underscoring our view that telecoms are misunderstood by today’s investors. We still believe the decline in fixed line services is behind us but the stability and growth associated with consumption of broadband and wireless services is not priced in. We see this mismatch as offering a tremendous investment opportunity.

“Recent performance showcases the value of our disciplined investment philosophy, which over time has provided both offense and defense.”

As such, we have selectively added to our positions in the telecom sector. One of our largest positions, China Mobile Ltd., continues to improve its competitive position and market dominance. The stock has underperformed which, while disappointing, offers even more upside. The headwinds are baked in but the underlying improvements are not.

We have also capitalized on recent weakness to increase our positions in NTT DOCOMO, Inc., the largest wireless telecom company in Japan, and Nippon Telegraph & Telephone Corp., Japan’s incumbent fixed line operator. Their steady cash flows and strong balance sheets are being underestimated, which allows both companies to systematically reinvest in their business to maintain leading network quality and customer service. Not to mention, both still generate enough surplus to amply reward shareholders through dividends.

As we have noted recently, another area where good companies are being unduly penalized is healthcare, which is awash with controversy. We took advantage of recent weakness to increase our position in GlaxoSmithKline plc.

This global pharmaceutical company has a high barrier to entry vaccine business, an important respiratory franchise and a consumer health arm offering attractive long-term economics and resilient cash flows. The headwind arising from the patent expiration of its blockbuster asthma drug has been priced in, but the upside from new drug launches and a promising pipeline is not, which offers a compelling risk-reward tradeoff. While management works to put the company back on a strong earnings path, we are being paid a 5% dividend yield.

Rarely does the risk-reward of an auto company look attractive, however, Subaru Corp. proves the exception. Subaru’s vehicles are highly desirable to young, educated buyers because these reliable vehicles have an inexpensive price point, a high resale value and offer superior performance on rough terrain. Despite its small size, the company enjoys one of the lowest production costs with the highest profit margins in the industry. Given their small production, unlike larger manufacturers, the company does not have to discount excess inventory. Broad concerns about the U.S. auto cycle provided an attractive entry point into the stock for Ariel Global Fund. At the present, approximately a third of its market cap is in cash, providing a potential margin of safety.*

In Ariel Global Fund, we increased exposure to Schlumberger Ltd., the largest oil services company in the world and the industry’s technology leader. Schlumberger is the technology provider to oil companies that lack internal technical capabilities which allows for pricing power and higher margins.

“Our portfolios kept pace as markets rose in January and provided downside protection as they sold off throughout the rest of the quarter.”

For Ariel International Fund, we also invested in Tecnicas Reunidas SA, a leader in engineering, design and construction in the oil and gas industry. In 2017, unforeseen project cancellations and multiple delays from top tier

*	Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

18	ARIELINVESTMENTS.COM

customers in the Middle East caused the stock to drop. Subsequently, Tecnicas has won some marquee projects which suggests the setbacks will prove temporary and its growth trajectory will resume. The company boasts a cost-conscious management team as well as an excellent project execution and risk management. It also offers a compelling dividend yield of 5% and has a strong net cash balance sheet.

We also took advantage of the opportunity to invest in Koninklijke Ahold Delhaize N.V., a Dutch food retailer with approximately half its business in the Benelux balanced by a large U.S. business, including stores such as Food Lion and Stop & Shop. In mid-2017, the stock price fell dramatically when Amazon’s acquisition of Whole Foods sparked fears of a major disruption in the grocery industry. We felt these fears were exaggerated as the logistics of the grocery business are fairly complex and Ahold’s expertise is important. The company’s good execution and judicious capital expenditures drive superior operating margins, prodigious free cash flow generation, and generous payouts in the form of dividends and buybacks.

“Our results through this period of heightened volatility are the outcome of a time-tested, bottom-up research process.”

In order to fund the purchases described above, we reduced select positions. Within Ariel International Fund, we trimmed our position in Daito Trust Construction Co., Ltd., one of Japan’s premier apartment construction and management companies, and exited our position in Canon Inc., the well-known Japanese manufacturer of high-end cameras, printers, and imaging systems. Both had a stellar year.

In both funds, we trimmed our position in Nokia Corp., which no longer sits amongst our top ten holdings. We continue to believe Nokia will be one of the main beneficiaries of 5G spending, however, given the change in risk-reward following infrastructure spending delays by key customers, we felt it prudent to pare back our position and keep some powder dry should the stock correct further.

In the meantime, we take comfort in Nokia’s net cash balance sheet and roughly 4% dividend yield.

While we are not a thematic manager, value does tend to cluster when there is controversy. At times, these clusters will be reflected in the portfolio through more concentrated exposures to a particular sector or country. That said, our positions result from a bottom-up research process. Our thesis on each holding is bespoke as we continue to identify idiosyncratic investment ideas around the globe.

“Our thesis on each holding is bespoke as we continue to identify idiosyncratic investment ideas around the globe.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali

Portfolio manager

800.292.7435	19

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index
Telecommunication services	16.42	3.83	3.93
Information technology	14.01	6.57	11.71
Health care	11.59	10.17	7.71
Consumer staples	10.90	11.06	9.47
Financials	10.01	21.05	23.16
Consumer discretionary	9.58	12.61	11.36
Energy	8.54	5.31	6.71
Industrials	4.20	14.60	11.80
Utilities	3.04	3.27	2.97
Real estate	0.30	3.53	3.17
Materials	0.00	8.01	8.01
*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 03/31/18

	Quarter	1-year	3-year	5-year	Since inception
Ariel International Fund–Investor Class	+ 1.36	+ 9.85	+ 4.91	+ 7.62	+ 7.42
Ariel International Fund–Institutional Class	+ 1.38	+ 10.16	+ 5.16	+ 7.85	+ 7.68
MSCI EAFE Index (net)	– 1.53	+ 14.80	+ 5.55	+ 6.50	+ 8.75
MSCI ACWI ex-US Index (net)	– 1.18	+ 16.53	+ 6.18	+ 5.89	+ 7.85

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17)[1]	Net	Gross
Investor Class	1.15%	1.32%
Institutional Class	0.89%	0.95%

Top ten companies^ (% of net assets)

1.	Deutsche Boerse AG	7.3	6.	Nintendo Co., Ltd.	4.2
2.	GlaxoSmithKline plc	5.5	7.	Michelin (CGDE)	4.0
3.	Koninklijke Ahold Delhaize N.V.	5.3	8.	NTT DOCOMO, Inc.	3.3
4.	China Mobile Ltd.	5.0	9.	Gemalto N.V.	3.2
5.	Roche Holding AG	5.0	10.	Telefonica Deutschland Holding	3.2

^	For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

Japan	18.07	China	7.83
Germany	11.31	France	5.94
United Kingdom	8.84	United States	5.40
Switzerland	8.64	Spain	3.37
Netherlands	8.51	Italy	3.05

[1]	Effective November 29, 2016 Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2019. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Note: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 69.

20	ARIELINVESTMENTS.COM

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index
Health care	20.98	10.65
Information technology	19.42	18.80
Financials	13.08	18.68
Telecommunication services	12.87	2.89
Consumer staples	7.77	8.41
Energy	7.22	6.20
Consumer discretionary	5.41	12.27
Industrials	4.07	10.86
Utilities	3.98	2.89
Materials	0.00	5.36
Real estate	0.00	2.99
*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 03/31/18

	Quarter	1-year	3-year	5-year	Since inception
Ariel Global Fund–Investor Class	+ 0.26	+ 9.58	+ 5.97	+ 8.81	+ 9.25
Ariel Global Fund–Institutional Class	+ 0.33	+ 9.82	+ 6.22	+ 9.09	+ 9.53
MSCI ACWI Index (net)	– 0.96	+ 14.85	+ 8.12	+ 9.20	+ 11.00

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/17)[1]	Net	Gross
Investor Class	1.15%	1.42%
Institutional Class	0.90%	1.01%

Top ten companies^ (% of net assets)

1.	Microsoft Corp.	8.6	6.	Baidu, Inc.	4.7
2.	GlaxoSmithKline plc	5.6	7.	Johnson & Johnson	3.9
3.	Gilead Sciences, Inc.	5.4	8.	Deutsche Boerse AG	3.7
4.	China Mobile Ltd.	5.1	9.	Berkshire Hathaway Inc., Class B	3.4
5.	Roche Holding AG	5.0	10.	Michelin (CGDE)	3.2

^	For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

United States	43.04	Germany	4.85
China	9.76	France	4.51
Japan	9.13	Netherlands	3.65
United Kingdom	6.81	Finland	2.58
Switzerland	5.83	Italy	1.02

[1]	Effective November 29, 2016 Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Global Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2019. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Note: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 69.

800.292.7435	21

Keysight Technologies Inc. (NYSE: KEYS) 1400 Fountaingrove Parkway Santa Rosa, CA 95403 800.829.4444 | Keysight.com

Headquartered in Santa Rosa, CA, Keysight Technologies is a leading electronic test and measurement company. The company’s history dates back to 1939 as the original business of Hewlett Packard. Its first instrument, an audio oscillator, was used to test sound equipment for Disney Studios. Over time, Hewlett Packard moved into computing technology and this legacy business was spun off multiple times. As a standalone business today, Keysight’s products are used by communications and electronics engineers to measure electronic signals, helping them develop and manufacture cutting edge technologies faster and at a lower cost.

FUELING ITS OWN FIRE

For most of its history, Keysight was constrained by its role as the cash cow for other businesses. In the 1960s, its cash flows helped Hewlett Packard blaze the trail into enterprise and personal computing. Later as a part of Agilent Technologies, it funded the expansion into life sciences-related opportunities. Now, Keysight can for the first time devote all of its resources towards accelerating its own growth. Since the spin-off in 2014, the company has improved organizational efficiency, increased investment in research and development and strengthened its product portfolio. This is no longer the business founded nearly 80 years ago in a one-car garage in Palo Alto. Today’s Keysight is targeting mid-single digit revenue growth, low-twenties operating margins and double-digit earnings per share growth.

READY FOR 5G, AND BEYOND

With over 60% of the business tied to the communications industry, Keysight’s positioning for 5G wireless technology is the key focus of investors today. The company has been leveraging its long history and deeply rooted relationships to gain a seat at the table as standards are being set, giving it an early advantage as 5G is tested and deployed in the coming years. Last year, it was first to market with several design solutions, generating over $100M in orders. Yet, that is only part of the story. We see several other underappreciated tailwinds to fuel growth, including artificial intelligence, Internet of Things, autonomous vehicles, virtual reality and even advancements in electronic warfare.

COUNTING THE CASH

Now that over three years have passed since the spin-off, Keysight has started to return its attractive free cash flows to shareholders. Until recently, the focus had been on increasing internal investment in research and development and acquiring companies to help accelerate the growth profile of the business. With that phase complete, capital allocation has shifted to paying down debt and buying back shares. By the end of this fiscal year, Keysight expects free cash flow conversion to be over 80%, gross leverage to be just 2.0x and the bulk of free cash flow to be directed towards a new $350 million share repurchase program.

A LONG TERM VIEW

At current levels, investors remain both anchored in the historical growth profile of the old Keysight, while also impatient for the tailwinds from future technologies. As long term investors, we see a rare example of an excellent, competitively advantaged franchise that stands to benefit from several nascent technological mega trends. Since our initial purchase nearly a year and half ago, Keysight has consistently exceeded investors’ expectations, another trend that we believe is still only in the early innings. As of March 29, 2018, shares traded at $52.39, a 10.5% discount to our private market value of $58.52.

22	ARIELINVESTMENTS.COM

Mohawk Industries, Inc. (NYSE: MHK) 160 South Industrial Boulevard Calhoun, GA 30701 706.629.7721 | Mohawkind.com

Founded in 1878, Mohawk Industries is the world’s leading manufacturer and distributor of floorcovering products. The company markets to both residential and commercial customers competing in all major flooring categories including carpet, hardwood, laminate, vinyl and ceramic tile. Some of the most recognizable brands include names such as Mohawk, Pergo, Karastan, Daltile, Quick-Step, and American Olean.

COVERING THE WORLD ONE STEP AT A TIME

When we initiated our position in Mohawk, the company was the leading manufacturer of carpet in the United States. Through several acquisitions, floorcovering product portfolio growth, and geographic market expansion, the company has become the world’s leading manufacturer of floorcovering. Mohawk now serves over 25,000 customers in 170 countries with manufacturing facilities in 17 countries. With significant insider ownership by a tenured, superior management team, Mohawk has blossomed into a large, highly-respected organization within the building supply sector.

INDUSTRY CONTINUES TO REBOUND

Following the Great Recession, the U.S. floorcovering industry declined a devastating 38%. After hitting bottom in the U.S. in 2011, the industry is now in the seventh year of a rebound. Despite this recovery, floorcovering still remains 12% off its 2005 peak. In our view, the industry’s growth can be propelled by a number of tailwinds: continuing economic expansion as unemployment and mortgage rates remain low; solid GDP growth; and a growing number of first time home buyers. Historically, these forces drive new home construction and home sales, thereby, driving floorcovering growth. In addition to residential growth opportunities, the commercial marketplace accounts for 26% of the U.S. floorcovering market. Historically, as companies find it difficult to attract and retain employees in low unemployment environments, managements use upgraded office space as an attractive option. Businesses are sitting on substantial amounts of cash fueled by worldwide economic growth and tax reform within the United States, which should allow for continued office upgrades. We think the combined effect of these positive factors should translate into continued solid revenue growth for Mohawk.

SHORT-TERM PAIN FOR LONG-TERM GAIN

Unfortunately, during the first-quarter 2018 Mohawk’s shares underperformed for several reasons. First, concerns over inflation and raw material price increases grew. Historically, the industry has raised prices to offset increased costs. Second, the company surprised Wall Street when it announced a heavy internal expenditure year for 2018. Mohawk will be investing to meet the increased demand in sales capacity growth. Over the years, this management team has proven to be smart capital allocators. They have remained disciplined in a fast consolidating industry and stayed focused on paying down debt. As a result, Mohawk boasts a strong balance sheet that is well positioned for long-term growth. We believe raw material costs and targeted investments may cause some short-term pain but will ultimately lead to higher long-term profitability.

As of March 29, 2018, shares traded at a 20% discount to our PMV of $291, we believe Wall Street does not fully appreciate the underlying cost savings potential from increased automation and acquisition synergies the company will exhibit as volumes continue to rise.

800.292.7435	23

Oaktree Capital Group, LLC (NYSE: OAK) 333 South Grand Ave., 28th Floor Los Angeles, CA 90071 213.830.6300 | Oaktreecapital.com

Oaktree Capital Group is a leading global alternative investment management firm with expertise in credit strategies including distressed debt and high-yield bonds. Formed in 1995 by a group including Howard Marks and five other partners from what is now named The TCW Group, Oaktree reported $100.2 billion in assets under management as of year-end.

A LEADING GLOBAL ALTERNATIVE FRANCHISE

Oaktree Capital Group is one of the largest and most successful firms in alternative investment management. The company is one of only a handful of firms that has the size and organizational structure to benefit from the continued high level of institutional interest in alternative assets. Oaktree’s competitive advantages include its global platform, experienced investment professionals, and unifying investment philosophy. The Company’s 35 portfolio managers average 23 years at Oaktree and over 813 years of combined industry experience.

MANAGING THROUGH VOLATILITY

Alternative investment management firms have had favorable economics. The industry has relied on long-term capital to create a stable base of recurring revenues and earnings to generate high levels of return on equity. Oaktree possesses an impressive track record and culture. In contrast to most private equity firms, Oaktree’s focus on distressed investments makes its business somewhat countercyclical.

TAX REFORM OPPORTUNITY

Most publicly-traded alternative asset management firms are structured as publicly-traded partnerships. As such, they avoid most corporate level tax and do not pay corporate tax on capital gains from the sale of their holdings. In contrast, publicly-traded companies are taxed at the corporate rate. Many investors will not invest in publicly-traded partnerships for a variety of reasons including potentially complex tax reporting. That said, with the recent U.S. corporate tax rate change to 21% from 35%, many firms are performing cost-benefit analyses to determine the structure best suited for their businesses. We would not be surprised if Oaktree concluded that it would be advantageous to pay the corporate tax and become a publicly-traded company. We would argue that new shareholders, along with a high probability of inclusion in the major indexes, could lead to a higher public valuation and subsequent higher share price.

INTRINSIC VALUE GREATER THAN SUM OF THE PARTS

In our view, Oaktree’s fundamentals remain solid given attractive secular trends, its strong track record and fundraising momentum. We acknowledge there is little consensus on how to value alternative asset managers. Economic Net Income is volatile and difficult to predict because of mark-to-market gains and losses. Cash carry is also difficult to forecast quarter to quarter. At its current valuation, however, we believe the market is significantly underestimating Oaktree’s structural advantage of having a lengthy lock-up period to implement its strategy, the sustainability of its performance fees, its DoubleLine Capital equity stake, and the countercyclical nature of its business model. Using our “sum of the parts” analysis, we arrive at a private market value of $63. With a March 29, 2018 closing price of $39.60, Oaktree traded at a 37% discount to our private market value and at a P/E multiple of 11.2x.

24	ARIELINVESTMENTS.COM

Ariel Fund statistical summary	03/31/18 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar

Company	Ticker symbol	Price 3/31/18	Low	High	2016 actual calendar	2017 actual calendar	Forward 12 months estimate	2016 actual P/E	2017 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Contango Oil & Gas Co.	MCF	3.55	2.22	8.19	(0.48)	(0.71)	(0.26)	NM	NM	NM	91
Bristow Group, Inc.	BRS	13.00	6.21	17.35	(0.44)	(4.90)	(0.90)	NM	NM	NM	460
MTS Systems Corp.	MTSC	51.65	44.65	57.50	3.02	3.10	3.38	17.1	16.7	15.3	918
MSG Networks, Inc.	MSGN	22.60	16.15	26.30	2.19	2.35	2.60	10.3	9.6	8.7	1,701
Brady Corp.	BRC	37.15	31.70	40.25	1.81	2.01	2.21	20.5	18.5	16.8	1,924
International Speedway Corp.	ISCA	44.10	32.25	47.45	1.68	3.61	2.08	26.3	12.2	21.2	1,933
U.S. Silica Holdings, Inc.	SLCA	25.52	24.15	50.39	0.68	1.77	2.99	37.5	14.4	8.5	2,055
Meredith Corp.	MDP	53.80	50.63	72.25	3.91	4.29	4.96	13.8	12.5	10.8	2,407
TEGNA, Inc.	TGNA	11.39	11.14	26.25	2.67	2.06	1.92	4.3	5.5	5.9	2,448
Anixter Intl, Inc.	AXE	75.75	62.40	88.85	4.93	3.21	6.54	15.4	23.6	11.6	2,550
Oaktree Capital Group LLC	OAK	39.60	39.35	48.50	3.05	3.46	3.55	13.0	11.4	11.2	2,586
Sotheby’s	BID	51.31	42.78	57.95	1.73	2.20	2.48	29.7	23.3	20.7	2,692
Simpson Manufacturing Co., Inc.	SSD	57.59	39.82	61.62	1.93	1.94	2.77	29.8	29.7	20.8	2,692
Adtalem Global Education, Inc.	ATGE	47.55	30.15	50.00	2.70	2.94	3.24	17.6	16.2	14.7	2,867
Kennametal, Inc.	KMT	40.16	32.23	52.52	1.48	1.76	3.20	27.1	22.8	12.6	3,274
Dun & Bradstreet Corp.	DNB	117.00	101.17	130.95	7.46	7.40	8.58	15.7	15.8	13.6	4,317
Mattel, Inc.	MAT	13.15	12.71	25.97	1.78	(3.07)	(0.10)	7.4	NM	NM	4,521
Littelfuse, Inc.	LFUS	208.18	149.81	226.33	6.99	8.37	9.84	29.8	24.9	21.2	4,637
Charles River Laboratories Intl, Inc.	CRL	106.74	86.44	119.05	4.56	5.27	5.81	23.4	20.3	18.4	5,060
Fair Isaac Corp.	FICO	169.37	125.71	179.58	3.59	3.70	4.83	47.2	45.8	35.1	5,123
The Madison Square Garden Co.	MSG	245.80	189.96	254.50	(0.59)	0.08	1.87	NM	3072.5	131.4	5,790
Lazard Ltd.	LAZ	52.56	40.50	60.00	3.35	2.09	4.21	15.7	25.1	12.5	6,256
Janus Henderson Group plc	JHG	33.09	30.24	41.64	1.94	2.48	3.00	17.1	13.3	11.0	6,497
First American Financial Corp.	FAF	58.68	37.80	62.71	3.04	3.78	4.55	19.3	15.5	12.9	6,509
Zebra Technologies Corp.	ZBRA	139.19	86.82	148.71	5.04	6.92	8.36	27.6	20.1	16.6	7,410
Bio-Rad Laboratories, Inc.	BIO	250.08	195.50	279.59	4.18	4.61	5.77	59.8	54.2	43.3	7,443
JLL	JLL	174.64	101.83	178.75	8.51	9.65	10.11	20.5	18.1	17.3	7,924
Snap-on, Inc.	SNA	147.54	140.83	185.47	10.07	9.52	11.82	14.7	15.5	12.5	8,364
Interpublic Group of Cos., Inc.	IPG	23.03	18.30	26.01	1.51	1.46	1.78	15.3	15.8	12.9	8,825
Western Union Co.	WU	19.23	18.39	22.21	1.81	1.89	1.93	10.6	10.2	10.0	8,827
Keysight Technologies, Inc.	KEYS	52.39	35.05	55.21	2.21	2.24	2.89	23.7	23.4	18.1	9,834
KKR & Co. L.P.	KKR	20.30	16.77	24.50	0.68	2.38	2.32	29.9	8.5	8.8	9,869
Nielsen Holdings plc	NLSN	31.79	31.47	43.61	2.81	2.89	2.69	11.3	11.0	11.8	11,315
Viacom, Inc.	VIAB	31.06	22.13	46.72	3.77	3.91	4.26	8.2	7.9	7.3	12,502
J.M. Smucker Co.	SJM	124.01	99.57	134.12	8.17	9.06	8.88	15.2	13.7	14.0	14,088
CBRE Group, Inc.	CBRE	47.22	32.30	48.39	2.30	2.71	3.08	20.5	17.4	15.3	16,029
Laboratory Corp. of America Holdings	LH	161.75	134.19	181.72	8.83	9.60	11.52	18.3	16.8	14.0	16,482
Mohawk Industries, Inc.	MHK	232.22	226.57	286.85	13.01	14.01	16.26	17.8	16.6	14.3	17,282
Northern Trust Corp.	NTRS	103.13	84.93	110.81	4.71	4.92	6.26	21.9	21.0	16.5	23,320
Royal Caribbean Cruises Ltd.	RCL	117.74	93.86	135.65	7.12	7.53	8.72	16.5	15.6	13.5	25,118

Note: Holdings are as of March 31, 2018. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2018 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and March 31, 2018 stock price. NM=Not Meaningful.

800.292.7435	25

Ariel Appreciation Fund statistical summary	03/31/18 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar

Company	Ticker symbol	Price 3/31/18	Low	High	2016 actual calendar	2017 actual calendar	Forward 12 months estimate	2016 actual P/E	2017 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Bristow Group, Inc.	BRS	13.00	6.21	17.35	(0.44)	(4.90)	(0.90)	NM	NM	NM	460
MSG Networks, Inc.	MSGN	22.60	16.15	26.30	2.19	2.35	2.60	10.3	9.6	8.7	1,701
International Speedway Corp.	ISCA	44.10	32.25	47.45	1.68	3.61	2.08	26.3	12.2	21.2	1,933
U.S. Silica Holdings, Inc.	SLCA	25.52	24.15	50.39	0.68	1.77	2.99	37.5	14.4	8.5	2,055
TEGNA, Inc.	TGNA	11.39	11.14	26.25	2.67	2.06	1.92	4.3	5.5	5.9	2,448
Anixter Intl, Inc.	AXE	75.75	62.40	88.85	4.93	3.21	6.54	15.4	23.6	11.6	2,550
Oaktree Capital Group LLC	OAK	39.60	39.35	48.50	3.05	3.46	3.55	13.0	11.4	11.2	2,586
Houlihan Lokey, Inc.	HLI	44.60	32.08	52.81	1.46	1.89	2.80	30.5	23.6	15.9	2,939
Kennametal, Inc.	KMT	40.16	32.23	52.52	1.48	1.76	3.20	27.1	22.8	12.6	3,274
Mattel, Inc.	MAT	13.15	12.71	25.97	1.78	(3.07)	(0.10)	7.4	NM	NM	4,521
Stericycle Inc.	SRCL	58.53	56.64	88.00	4.52	4.34	4.66	12.9	13.5	12.6	5,004
Charles River Laboratories Intl, Inc.	CRL	106.74	86.44	119.05	4.56	5.27	5.81	23.4	20.3	18.4	5,060
The Madison Square Garden Co.	MSG	245.80	189.96	254.50	(0.59)	0.08	1.87	NM	3072.5	131.4	5,790
Lazard Ltd.	LAZ	52.56	40.50	60.00	3.35	2.09	4.21	15.7	25.1	12.5	6,256
BOK Financial Corp.	BOKF	98.99	74.48	107.00	4.43	5.11	6.33	22.3	19.4	15.6	6,473
First American Financial Corp.	FAF	58.68	37.80	62.71	3.04	3.78	4.55	19.3	15.5	12.9	6,509
JLL	JLL	174.64	101.83	178.75	8.51	9.65	10.11	20.5	18.1	17.3	7,924
Nordstrom, Inc.	JWN	48.41	37.79	54.00	3.25	2.67	3.54	14.9	18.1	13.7	8,084
Snap-on, Inc.	SNA	147.54	140.83	185.47	10.07	9.52	11.82	14.7	15.5	12.5	8,364
Interpublic Group of Cos., Inc.	IPG	23.03	18.30	26.01	1.51	1.46	1.78	15.3	15.8	12.9	8,825
Western Union Co.	WU	19.23	18.39	22.21	1.81	1.89	1.93	10.6	10.2	10.0	8,827
Keysight Technologies, Inc.	KEYS	52.39	35.05	55.21	2.21	2.24	2.89	23.7	23.4	18.1	9,834
KKR & Co. L.P.	KKR	20.30	16.77	24.50	0.68	2.38	2.32	29.9	8.5	8.8	9,869
BorgWarner, Inc.	BWA	50.23	37.54	58.22	3.45	2.08	4.41	14.6	24.1	11.4	10,589
Nielsen Holdings plc	NLSN	31.79	31.47	43.61	2.81	2.89	2.69	11.3	11.0	11.8	11,315
Viacom, Inc.	VIAB	31.06	22.13	46.72	3.77	3.91	4.26	8.2	7.9	7.3	12,502
National Oilwell Varco	NOV	36.81	29.90	40.90	(0.22)	(0.63)	1.00	NM	NM	36.8	13,992
J.M. Smucker Co.	SJM	124.01	99.57	134.12	8.17	9.06	8.88	15.2	13.7	14.0	14,088
CBRE Group, Inc.	CBRE	47.22	32.30	48.39	2.30	2.71	3.08	20.5	17.4	15.3	16,029
Laboratory Corp. of America Holdings	LH	161.75	134.19	181.72	8.83	9.60	11.52	18.3	16.8	14.0	16,482
Omnicom Group, Inc.	OMC	72.67	65.32	86.71	5.41	4.65	5.86	13.4	15.6	12.4	16,721
CBS Corp.	CBS	51.39	49.24	70.10	3.74	4.22	5.19	13.7	12.2	9.9	19,682
Cardinal Health, Inc.	CAH	62.68	54.66	82.80	5.14	5.24	5.85	12.2	12.0	10.7	19,807
Willis Towers Watson plc	WLTW	152.19	125.66	165.00	7.96	8.51	10.06	19.1	17.9	15.1	20,110
Blackstone Group L.P.	BX	31.95	28.85	37.52	2.00	2.81	2.97	16.0	11.4	10.8	21,072
Zimmer Biomet Holdings, Inc.	ZBH	109.04	107.32	133.49	7.96	8.03	8.15	13.7	13.6	13.4	22,092
Northern Trust Corp.	NTRS	103.13	84.93	110.81	4.71	4.92	6.26	21.9	21.0	16.5	23,320
Stanley Black & Decker, Inc.	SWK	153.20	130.04	176.62	7.28	8.04	9.36	21.0	19.1	16.4	23,599
T. Rowe Price Group, Inc.	TROW	107.97	67.60	120.07	4.91	5.85	7.58	22.0	18.5	14.2	26,465
Aflac, Inc.	AFL	43.76	35.73	45.88	3.31	3.66	3.86	13.2	12.0	11.3	34,173
Progressive Corp.	PGR	60.93	38.61	62.74	1.70	2.68	3.86	35.8	22.7	15.8	35,443
Illinois Tool Works, Inc.	ITW	156.66	130.17	179.07	6.14	4.86	8.37	25.5	32.2	18.7	53,499
Thermo Fisher Scientific, Inc.	TMO	206.46	151.74	226.44	8.28	9.49	10.85	24.9	21.8	19.0	82,855

Note: Holdings are as of March 31, 2018. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2018 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and March 31, 2018 stock price. NM=Not Meaningful.

26	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	03/31/18 (UNAUDITED)

Number of shares	Common stocks—95.59%	Value
	Consumer discretionary & services—29.42%
4,017,123	MSG Networks, Inc.(a)(b)	$90,786,980
2,991,066	Interpublic Group of Cos., Inc.	68,884,250
576,040	Royal Caribbean Cruises Ltd.	67,822,950
1,390,724	Adtalem Global Education, Inc.(a)	66,128,926
2,099,225	Viacom, Inc., Class B	65,201,929
5,281,252	TEGNA, Inc.	60,153,460
1,850,000	Nielsen Holdings plc	58,811,500
4,299,700	Mattel, Inc.	56,541,055
858,408	Meredith Corp.	46,182,350
173,204	Mohawk Industries, Inc.(a)	40,221,433
663,077	International Speedway Corp., Class A	29,241,696
113,724	The Madison Square Garden Co., Class A(a)	27,953,359
192,865	Sotheby’s(a)	9,895,903

		687,825,791

	Consumer staples—3.06%
576,545	J.M. Smucker Co.	71,497,345

	Energy—0.46%
3,004,462	Contango Oil & Gas Co.(a)(b)	10,665,840

	Financial services—29.65%
4,990,739	KKR & Co. L.P.	101,312,002
1,699,803	Lazard Ltd., Class A	89,341,646
1,416,188	First American Financial Corp.	83,101,912
461,399	JLL	80,578,721
697,700	Northern Trust Corp.	71,953,801
1,475,053	CBRE Group, Inc., Class A(a)	69,652,003
464,478	Dun & Bradstreet Corp.	54,343,926
1,572,949	Janus Henderson Group plc	52,048,882
1,093,023	Oaktree Capital Group LLC	43,283,711
1,553,354	Western Union Co.	29,870,997
103,463	Fair Isaac Corp.(a)	17,523,528

		693,011,129

	Health care—5.85%
383,000	Laboratory Corp. of America Holdings(a)	61,950,250
394,701	Charles River Laboratories Intl, Inc.(a)	42,130,385
130,481	Bio-Rad Laboratories, Inc.(a)	32,630,689

		136,711,324

	Materials & processing—4.81%
1,136,197	Simpson Manufacturing Co., Inc.	65,433,585
1,842,761	U.S. Silica Holdings, Inc.	47,027,261

		112,460,846

	Producer durables—20.16%
689,300	Zebra Technologies Corp.(a)	95,943,667
1,544,885	Keysight Technologies, Inc.(a)	80,936,525
1,847,641	Kennametal, Inc.	74,201,263
384,213	Snap-on, Inc.	56,686,786
1,350,028	Brady Corp., Class A	50,153,540
919,365	MTS Systems Corp.(b)	47,485,202
3,509,867	Bristow Group, Inc.(b)	45,628,271
97,689	Littelfuse, Inc.	20,336,896

		471,372,150

800.292.7435	27

Ariel Fund schedule of investments	03/31/18 (UNAUDITED)

Number of shares	Common stocks—95.59%	Value
	Technology—2.18%
673,242	Anixter Intl, Inc.(a)	$50,998,082

	Total common stocks (Cost $1,411,209,892)	2,234,542,507

Number of shares	Short-term investments—4.41%	Value
103,129,995	Northern Institutional Treasury Portfolio, 1.53%(c)	$103,129,995

	Total short-term investments (Cost $103,129,995)	103,129,995

	Total Investments—100.00% (Cost $1,514,339,887)	2,337,672,502
	Other Assets less Liabilities—0.00%	85,059

	Net Assets—100.00%	$2,337,757,561

(a)Non-income producing.

(b)Affiliated company (See Note Seven, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at March 31, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

28	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	03/31/18 (UNAUDITED)

Number of shares	Common stocks—98.33%	Value
	Consumer discretionary & services—24.18%
2,633,030	Interpublic Group of Cos., Inc.	$60,638,681
679,400	Omnicom Group, Inc.	49,371,998
953,600	BorgWarner, Inc.	47,899,328
1,981,337	MSG Networks, Inc.(a)	44,778,216
3,088,100	Mattel, Inc.	40,608,515
1,031,224	Nielsen Holdings plc	32,782,611
655,600	Nordstrom, Inc.	31,737,596
572,200	CBS Corp., Class B	29,405,358
84,266	The Madison Square Garden Co., Class A(a)	20,712,582
514,500	Viacom, Inc., Class B	15,980,370
1,208,300	TEGNA, Inc.	13,762,537
308,458	International Speedway Corp., Class A	13,602,998

		401,280,790

	Consumer staples—4.52%
605,175	J.M. Smucker Co.	75,047,752

	Energy—2.52%
1,135,200	National Oilwell Varco	41,786,712

	Financial services—31.36%
1,184,600	First American Financial Corp.	69,512,328
635,000	Northern Trust Corp.	65,487,550
1,448,200	Aflac, Inc.	63,373,232
1,015,120	Lazard Ltd., Class A	53,354,707
961,952	Houlihan Lokey, Inc.	42,903,059
258,000	Willis Towers Watson plc	39,265,020
531,800	Progressive Corp.	32,402,574
153,780	JLL	26,856,139
241,589	BOK Financial Corp.	23,914,895
1,208,400	Western Union Co.	23,237,532
1,086,168	KKR & Co. L.P.	22,049,210
621,100	Blackstone Group L.P.	19,844,145
133,850	T. Rowe Price Group, Inc.	14,451,784
273,050	CBRE Group, Inc., Class A(a)	12,893,421
277,719	Oaktree Capital Group LLC	10,997,673

		520,543,269

	Health care—14.77%
418,200	Laboratory Corp. of America Holdings(a)	67,643,850
554,100	Zimmer Biomet Holdings, Inc.	60,419,064
212,454	Thermo Fisher Scientific, Inc.	43,863,253
364,680	Charles River Laboratories Intl, Inc.(a)	38,925,943
546,000	Cardinal Health, Inc.	34,223,280

		245,075,390

	Materials & processing—1.83%
1,190,580	U.S. Silica Holdings, Inc.	30,383,602

	Producer durables—18.34%
1,305,315	Keysight Technologies, Inc.(a)	68,385,453
341,699	Stanley Black & Decker, Inc.	52,348,287
1,263,500	Kennametal, Inc.	50,742,160
273,150	Illinois Tool Works, Inc.	42,791,679

800.292.7435	29

Ariel Appreciation Fund schedule of investments	03/31/18 (UNAUDITED)

Number of shares	Common stocks—98.33%	Value
	Producer durables—18.34% (continued)
236,000	Snap-on, Inc.	$34,819,440
2,426,964	Bristow Group, Inc.(b)	31,550,532
405,700	Stericycle, Inc.(a)	23,745,621

		304,383,172

	Technology—0.81%
176,989	Anixter Intl, Inc.(a)	13,406,917

	Total common stocks (Cost $1,073,125,689)	1,631,907,604

Number of shares	Short-term investments—1.55%	Value
25,724,827	Northern Institutional Treasury Portfolio, 1.53%(c)	$25,724,827

	Total short-term investments (Cost $25,724,827)	25,724,827

	Total Investments—99.88% (Cost $1,098,850,516)	1,657,632,431
	Other Assets less Liabilities—0.12%	2,008,581

	Net Assets—100.00%	$1,659,641,012

(a)Non-income producing.

(b)Affiliated company (See Note Seven, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at March 31, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

30	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	03/31/18 (UNAUDITED)

Number of shares	Common stocks—95.06%	Value
	Consumer discretionary & services—13.28%
58,400	BorgWarner, Inc.	$2,933,432
46,400	Nielsen Holdings plc	1,475,056
29,200	Adtalem Global Education, Inc.(a)	1,388,460
52,100	MSG Networks, Inc.(a)	1,177,460
28,200	Viacom, Inc., Class B	875,892

		7,850,300

	Consumer staples—3.21%
15,300	J.M. Smucker Co.	1,897,353

	Energy—9.06%
26,000	Exxon Mobil Corp.	1,939,860
51,300	National Oilwell Varco	1,888,353
39,600	Apache Corp.	1,523,808

		5,352,021

	Financial services—25.54%
135,300	KKR & Co. L.P.	2,746,590
50,200	Lazard Ltd., Class A	2,638,512
121,300	Western Union Co.	2,332,599
30,200	First American Financial Corp.	1,772,136
6,400	Goldman Sachs Group, Inc.	1,611,904
30,400	Bank of New York Mellon Corp.	1,566,512
21,600	Progressive Corp.	1,316,088
34,800	Blackstone Group L.P.	1,111,860

		15,096,201

	Health care—16.60%
18,400	Laboratory Corp. of America Holdings(a)	2,976,200
154,500	Hanger, Inc.(a)	2,472,000
20,600	Zimmer Biomet Holdings, Inc.	2,246,224
16,500	Johnson & Johnson	2,114,475

		9,808,899

	Materials & processing—7.56%
198,582	Barrick Gold Corp.	2,472,345
82,200	Mosaic Co.	1,995,816

		4,468,161

	Producer durables—15.07%
7,456	Lockheed Martin Corp.	2,519,606
11,900	Snap-on, Inc.	1,755,726
11,500	Zebra Technologies Corp.(a)	1,600,685
8,500	Stanley Black & Decker, Inc.	1,302,200
63,700	Team, Inc.(a)	875,875
14,500	Stericycle, Inc.(a)	848,685

		8,902,777

	Technology—4.74%
61,200	Oracle Corp.	2,799,900

	Total common stocks (Cost $46,212,141)	56,175,612

800.292.7435	31

Ariel Focus Fund schedule of investments	03/31/18 (UNAUDITED)

Number of shares	Short-term investments—5.40%	Value
3,192,800	Northern Institutional Treasury Portfolio, 1.53%(b)	$3,192,800

	Total short-term investments (Cost $3,192,800)	3,192,800

	Total Investments—100.46% (Cost $49,404,941)	59,368,412
	Other Assets less Liabilities—(0.46)%	(269,287)

	Net Assets—100.00%	$59,099,125

(a)Non-income producing.

(b)The rate presented is the rate in effect at March 31, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

32	ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	03/31/18 (UNAUDITED)

Number of shares	Common stocks—97.46%	Value
	Consumer discretionary & services—14.75%
213,942	Century Casinos, Inc.(a)	$1,596,007
92,674	Rosetta Stone, Inc.(a)	1,218,663
28,122	Strattec Security Corp.	1,022,235
36,202	XO Group, Inc.(a)	751,192
17,100	Movado Group, Inc.	656,640

		5,244,737

	Energy—5.49%
92,456	Green Brick Partners, Inc.(a)	1,007,770
143,902	Mitcham Industries, Inc.(a)	466,243
56,554	Gulf Island Fabrication, Inc.	401,533
21,654	Contango Oil & Gas Co.(a)	76,872

		1,952,418

	Financial services—22.75%
150,008	Cowen Group, Inc., Class A(a)	1,980,106
120,093	Safeguard Scientifics, Inc.(a)	1,471,139
74,085	Capital Southwest Corp.	1,260,927
19,500	First American Financial Corp.	1,144,260
48,848	Tejon Ranch Co.(a)	1,128,877
223,800	180 Degree Capital Corp.(a)	416,268
8,500	MB Financial, Inc.	344,080
33,000	Atlas Financial Holdings, Inc.(a)	341,550

		8,087,207

	Health care—4.09%
125,985	Kindred Biosciences, Inc.(a)	1,089,770
54,674	Cumberland Pharmaceuticals, Inc.(a)	365,222

		1,454,992

	Materials & processing—5.82%
48,800	U.S. Silica Holdings, Inc.	1,245,376
376,354	Orion Energy Systems, Inc.(a)	319,901
65,600	Aspen Aerogels, Inc.(a)	280,112
17,131	Landec Corp.(a)	223,560

		2,068,949

	Producer durables—11.59%
81,600	Bristow Group, Inc.	1,060,800
215,282	Ballantyne Strong, Inc.(a)	958,005
42,899	Team, Inc.(a)	589,861
9,598	CRA International, Inc.	501,879
43,200	Perceptron, Inc.(a)	369,360
35,500	CPI Aerostructures, Inc.(a)	346,125
17,125	Spartan Motors, Inc.	294,550

		4,120,580

	Technology—28.50%
513,296	RealNetworks, Inc.(a)	1,570,686
276,088	Telenav, Inc.(a)	1,490,875
182,692	PCTEL, Inc.(a)	1,311,729
125,200	GSI Technology, Inc.(a)	927,732
160,700	Edgewater Technology, Inc.(a)	891,885
145,100	EMCORE Corp.(a)	827,070
203,200	Glu Mobile, Inc.(a)	766,064
352,732	Synacor, Inc.(a)	564,371
34,595	AstroNova, Inc.	536,223
13,700	Methode Electronics, Inc.	535,670

800.292.7435	33

Ariel Discovery Fund schedule of investments	03/31/18 (UNAUDITED)

Number of shares	Common stocks—97.46%	Value
	Technology—28.50% (continued)
188,720	SeaChange Intl, Inc.(a)	$511,431
37,800	AutoWeb, Inc.(a)	112,644
77,510	GlassBridge Enterprises, Inc.(a)	86,811

		10,133,191

	Utilities—4.47%
169,386	ORBCOMM, Inc.(a)	1,587,147

	Total common stocks (Cost $36,297,207)	34,649,221

Number of shares	Short-term investments—2.68%	Value
953,213	Northern Institutional Treasury Portfolio, 1.53%(b)	$953,213

	Total short-term investments (Cost $953,213)	953,213

	Total Investments—100.14% (Cost $37,250,420)	35,602,434
	Other Assets less Liabilities—(0.14)%	(48,123)

	Net Assets—100.00%	$35,554,311

(a)Non-income producing.

(b)The rate presented is the rate in effect at March 31, 2018.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

34	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	03/31/18 (UNAUDITED)

Number of shares	Common stocks—88.59%	Value
	Australia—0.22%
370,780	AMP Ltd.	$1,421,040

	Belgium—0.07%
4,625	Galapagos N.V.(a)	462,665

	Canada—1.24%
154,321	IGM Financial, Inc.	4,512,184
51,000	Suncor Energy, Inc.	1,761,160
17,698	Magna International, Inc.	996,890
50,625	Hydro One Ltd.	822,040

		8,092,274

	China—7.83%
2,863,000	China Mobile Ltd.	26,247,313
81,087	Baidu, Inc. ADR(a)	18,097,808
143,110	China Mobile Ltd. ADR	6,547,282
31,978	Shenzhou International Group Holdings, Ltd.	336,765

		51,229,168

	Finland—3.02%
3,615,276	Nokia Corp. ADR	19,775,560

	France—5.94%
177,813	Michelin (CGDE)	26,232,925
87,738	Safran SA	9,282,163
22,818	Thales SA	2,777,880
7,195	Sanofi	578,372

		38,871,340

	Germany—11.31%
353,459	Deutsche Boerse AG	48,101,453
4,406,033	Telefonica Deutschland Holding	20,688,077
179,968	Dialog Semiconductor plc(a)	4,272,717
23,389	GEA Group AG	994,314

		74,056,561

	Hong Kong—1.16%
15,573,302	Li & Fung Ltd.	7,619,819

	Italy—3.05%
3,672,085	Snam SpA	16,866,879
76,146	Azimut Holdings SpA	1,634,489
239,931	Italgas SpA	1,433,604

		19,934,972

	Japan—18.07%
62,100	Nintendo Co., Ltd.	27,348,395
841,900	NTT DOCOMO, Inc.	21,493,552
344,200	Nippon Telegraph & Telephone Corp.	15,850,571
101,500	Shimamura Co., Ltd.	12,696,443
369,600	Japan Tobacco, Inc.	10,649,815
210,600	Subaru Corp.	6,901,576
1,659,800	Seven Bank Ltd.	5,288,024
59,800	Secom Co., Ltd.	4,451,069
66,300	Takeda Pharmaceutical Co., Ltd.	3,229,481
53,600	Mabuchi Motor Co., Ltd.	2,639,575
33,300	Toyota Motor Corp.	2,135,919
66,500	Ono Pharmaceutical Co., Ltd.	2,058,653

800.292.7435	35

Ariel International Fund schedule of investments	03/31/18 (UNAUDITED)

Number of shares	Common stocks—88.59%	Value
	Japan—18.07% (continued)
11,200	Daito Trust Construction Co., Ltd.	$1,935,699
6,000	Murata Manufacturing Co., Ltd.	821,578
22,200	Askul Corp.	747,963

		118,248,313

	Luxembourg—1.56%
149,034	Tenaris ADR	5,167,009
60,792	RTL Group	5,045,363

		10,212,372

	Netherlands—8.51%
1,465,928	Koninklijke Ahold Delhaize N.V.	34,707,783
343,160	Gemalto N.V.	20,964,279

		55,672,062

	Singapore—0.19%
223,800	Singapore Exchange Ltd.	1,257,984

	Spain—3.37%
548,092	Endesa SA	12,061,642
338,051	Tecnicas Reunidas SA	9,978,758

		22,040,400

	Switzerland—8.64%
142,100	Roche Holding AG	32,567,061
33,530	Swisscom AG	16,610,678
1,381	SGS SA	3,391,828
123,314	UBS AG	2,166,379
14,882	Novartis AG	1,203,210
4,034	Nestle SA	319,091
1,900	Kuehne & Nagel Intl, AG	298,713

		56,556,960

	United Arab Emirates—0.17%
4,048,694	Dubai Financial Market(a)	1,146,361

	United Kingdom—8.84%
1,749,594	GlaxoSmithKline plc	34,218,248
194,519	Reckitt Benckiser Group plc	16,467,401
496,977	National Grid plc	5,593,410
39,823	GlaxoSmithKline plc ADR	1,555,885

		57,834,944

	United States—5.40%
92,657	Philip Morris Intl, Inc.	9,210,106
62,405	EOG Resources, Inc.	6,569,374
57,552	Core Laboratories N.V.	6,228,278
36,239	Pioneer Natural Resources Co.	6,225,135
63,906	Fluor Corp.	3,656,701
47,733	Occidental Petroleum Corp.	3,100,736
11,928	Fabrinet(a)	374,301

		35,364,631

	Total common stocks (Cost $540,321,315)	579,797,426

36	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	03/31/18 (UNAUDITED)

Number of shares	Investment companies—1.26%	Value
	Exchange Traded Funds—1.26%
186,469	Vanguard FTSE Developed Markets ETF	$8,251,253

	Total Investment companies (Cost $7,038,480)	8,251,253

Number of shares	Short-term investments—7.78%	Value
50,946,089	Northern Institutional Treasury Portfolio, 1.53%(b)	$50,946,089

	Total short-term investments (Cost $50,946,089)	50,946,089

	Total Investments—97.63% (Cost $598,305,884)	638,994,768
	Cash, Foreign Currency, Other Assets less Liabilities—2.37%	15,524,789

	Net Assets—100.00%	$654,519,557

At March 31, 2018, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation
04/12/2018	UBS AG	USD	621,549	CAD	772,650	$21,687
04/12/2018	UBS AG	JPY	825,267,945	CNH	48,235,896	74,894
04/12/2018	UBS AG	GBP	1,424,637	EUR	1,612,903	13,492
04/12/2018	UBS AG	GBP	6,976,174	USD	9,717,866	74,702
04/12/2018	UBS AG	GBP	1,530,736	USD	2,132,327	16,391
04/12/2018	UBS AG	JPY	956,933,348	USD	8,669,288	330,816
04/12/2018	UBS AG	SGD	3,264,983	USD	2,475,000	15,844
04/12/2018	UBS AG	SGD	1,243,646	USD	942,738	6,035

Subtotal UBS AG						553,861

04/12/2018	Northern Trust	GBP	311,033	CAD	538,703	18,369
04/12/2018	Northern Trust	USD	1,576,017	CAD	1,959,895	54,413
04/12/2018	Northern Trust	USD	690,590	CAD	858,800	23,843
04/12/2018	Northern Trust	USD	629,240	CAD	782,507	21,725
04/12/2018	Northern Trust	JPY	320,103,257	CNH	18,679,835	33,800
04/12/2018	Northern Trust	JPY	366,883,987	EUR	2,700,180	125,322
04/12/2018	Northern Trust	GBP	8,154,080	USD	11,356,799	89,215
04/12/2018	Northern Trust	GBP	1,795,276	USD	2,500,415	19,643
04/12/2018	Northern Trust	JPY	589,923,413	USD	5,338,915	209,405
04/12/2018	Northern Trust	JPY	224,951,688	USD	2,035,854	79,851
04/12/2018	Northern Trust	SGD	934,916	USD	708,686	4,558
04/12/2018	Northern Trust	SGD	549,945	USD	416,870	2,681
04/12/2018	Northern Trust	SGD	395,833	USD	300,050	1,930

Subtotal Northern Trust						684,755

800.292.7435	37

Ariel International Fund schedule of investments	03/31/18 (UNAUDITED)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
04/12/2018	JPMorgan Chase	GBP	552,143	CAD	958,000	$31,290
04/12/2018	JPMorgan Chase	USD	551,381	CAD	687,614	17,538
04/12/2018	JPMorgan Chase	GBP	2,372,836	USD	3,224,833	105,954
04/12/2018	JPMorgan Chase	GBP	4,179,991	USD	5,816,725	50,796
04/12/2018	JPMorgan Chase	GBP	3,264,315	USD	4,542,503	39,668
04/12/2018	JPMorgan Chase	GBP	1,133,862	USD	1,577,841	13,779
04/12/2018	JPMorgan Chase	JPY	311,549,159	USD	2,819,896	110,271
04/12/2018	JPMorgan Chase	SGD	997,825	USD	756,174	5,063

Subtotal JPMorgan Chase						374,359

Subtotal - Open forward currency contracts with unrealized appreciation						$1,612,975

Open forward currency contracts with unrealized depreciation
04/12/2018	UBS AG	GBP	522,678	CNH	4,697,352	$(14,879)
04/12/2018	UBS AG	USD	1,172,582	CNH	7,565,794	(33,103)
04/12/2018	UBS AG	USD	12,669,542	CNH	81,747,051	(357,676)
04/12/2018	UBS AG	NOK	9,806,585	EUR	1,021,694	(6,729)
04/12/2018	UBS AG	SEK	21,745,687	EUR	2,217,036	(123,701)
04/12/2018	UBS AG	USD	5,796,586	EUR	4,711,063	(5,098)
04/12/2018	UBS AG	AUD	6,193,684	USD	4,949,373	(192,289)
04/12/2018	UBS AG	AUD	16,351,962	USD	13,066,853	(507,663)
04/12/2018	UBS AG	NOK	6,608,861	USD	846,979	(3,575)
04/12/2018	UBS AG	NOK	8,091,663	USD	1,037,012	(4,377)
04/12/2018	UBS AG	SEK	8,994,326	USD	1,127,958	(49,838)
04/12/2018	UBS AG	SEK	31,153,167	USD	3,906,848	(172,622)
04/12/2018	UBS AG	SEK	40,217,991	USD	5,043,647	(222,850)

Subtotal UBS AG						(1,694,400)

04/12/2018	Northern Trust	AUD	1,197,850	CAD	1,190,044	(3,901)
04/12/2018	Northern Trust	AUD	1,568,282	CAD	1,558,062	(5,107)
04/12/2018	Northern Trust	AUD	3,084,098	CAD	3,064,000	(10,043)
04/12/2018	Northern Trust	AUD	1,707,936	CHF	1,301,000	(50,427)
04/12/2018	Northern Trust	EUR	473,663	CNH	3,756,000	(15,240)
04/12/2018	Northern Trust	GBP	1,567,670	CNH	14,080,212	(43,260)
04/12/2018	Northern Trust	USD	3,349,030	CNH	21,596,947	(92,662)
04/12/2018	Northern Trust	USD	4,297,583	CNH	27,713,899	(118,907)
04/12/2018	Northern Trust	AUD	560,727	USD	447,979	(17,310)
04/12/2018	Northern Trust	AUD	1,391,506	USD	1,111,709	(42,957)
04/12/2018	Northern Trust	AUD	1,559,279	USD	1,245,747	(48,136)
04/12/2018	Northern Trust	AUD	1,877,835	USD	1,500,249	(57,971)
04/12/2018	Northern Trust	AUD	2,608,946	USD	2,084,352	(80,541)
04/12/2018	Northern Trust	SEK	5,067,691	USD	635,262	(27,815)
04/12/2018	Northern Trust	SEK	6,960,288	USD	872,509	(38,202)

Subtotal Northern Trust						(652,479)

38	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	03/31/18 (UNAUDITED)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
04/12/2018	JPMorgan Chase	USD	1,196,894	CNH	7,720,073	$(33,378)
04/12/2018	JPMorgan Chase	USD	1,870,866	CNH	12,067,251	(52,173)
04/12/2018	JPMorgan Chase	USD	2,280,210	CNH	14,707,557	(63,588)
04/12/2018	JPMorgan Chase	USD	2,920,457	CNH	18,837,209	(81,442)
04/12/2018	JPMorgan Chase	AUD	5,590,484	EUR	3,629,600	(176,066)
04/12/2018	JPMorgan Chase	AUD	2,185,016	USD	1,745,017	(66,807)
04/12/2018	JPMorgan Chase	AUD	2,275,150	USD	1,817,001	(69,563)
04/12/2018	JPMorgan Chase	AUD	2,824,737	USD	2,255,917	(86,366)

Subtotal JPMorgan Chase						(629,383)

Subtotal - Open forward currency contracts with unrealized depreciation						$(2,976,262)

Net unrealized appreciation (depreciation) on forward currency contracts						$(1,363,287)

(a)Non-income producing.

(b)The rate presented is the rate in effect at March 31, 2018.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	39

Ariel Global Fund schedule of investments	03/31/18 (UNAUDITED)

Number of shares	Common stocks—94.80%	Value
	Australia—0.09%
28,236	AMP Ltd.	$108,216

	Brazil—0.10%
13,565	BB Seguridade Participacoes SA	120,265

	Canada—0.71%
14,556	IGM Financial, Inc.	425,602
9,159	Suncor Energy, Inc.	316,284
1,117	Magna International, Inc.	62,918
3,118	Hydro One Ltd.	50,629

		855,433

	Chile—0.40%
14,542	Banco Santander-Chile ADR	487,302

	China—9.76%
25,347	Baidu, Inc. ADR(a)	5,657,197
444,500	China Mobile Ltd.	4,075,072
44,218	China Mobile Ltd. ADR	2,022,973

		11,755,242

	Finland—2.58%
567,291	Nokia Corp. ADR	3,103,082

	France—4.51%
26,134	Michelin (CGDE)	3,855,574
12,536	Safran SA	1,326,235
2,091	Thales SA	254,560

		5,436,369

	Germany—4.85%
32,412	Deutsche Boerse AG	4,410,877
269,898	Telefonica Deutschland Holding	1,267,278
6,629	Dialog Semiconductor plc(a)	157,383

		5,835,538

	Hong Kong—0.25%
624,000	Li & Fung Ltd.	305,315

	Italy—1.02%
267,870	Snam SpA	1,230,399

	Japan—9.13%
125,000	NTT DOCOMO, Inc.	3,191,227
49,000	Nippon Telegraph & Telephone Corp.	2,256,473
4,650	Nintendo Co., Ltd.	2,047,827
46,800	Japan Tobacco, Inc.	1,348,515
32,200	Subaru Corp.	1,055,227
6,800	Secom Co., Ltd.	506,142
2,000	Shimamura Co., Ltd.	250,176
4,900	Takeda Pharmaceutical Co., Ltd.	238,679
700	Murata Manufacturing Co., Ltd.	95,851

		10,990,117

40	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	03/31/18 (UNAUDITED)

Number of shares	Common stocks—94.80%	Value
	Mexico—0.49%
141,575	Wal-Mart de Mexico SAB de CV	$360,245
32,355	Banco Santander-Mexico SA ADR	231,986

		592,231

	Netherlands—3.65%
113,039	Koninklijke Ahold Delhaize N.V.	2,676,348
28,110	Gemalto N.V.	1,717,292

		4,393,640

	Spain—0.94%
51,459	Endesa SA	1,132,438

	Switzerland—5.83%
26,210	Roche Holding AG	6,006,915
1,681	Swisscom AG	832,763
72	SGS SA	176,837

		7,016,515

	Thailand—0.64%
113,500	Kasikornbank PCL	769,492

	United Kingdom—6.81%
222,993	GlaxoSmithKline plc	4,361,257
61,450	GlaxoSmithKline plc ADR	2,400,852
68,030	National Grid plc	765,669
7,925	Reckitt Benckiser Group plc	670,907

		8,198,685

	United States—43.04%
113,998	Microsoft Corp.	10,404,597
86,975	Gilead Sciences, Inc.	6,557,045
37,007	Johnson & Johnson	4,742,447
20,718	Berkshire Hathaway, Inc., Class B(a)	4,132,827
31,703	American Express Co.	2,957,256
45,417	Schlumberger Ltd.	2,942,113
26,948	Philip Morris Intl, Inc.	2,678,631
33,358	Fluor Corp.	1,908,745
38,734	Verizon Communications, Inc.	1,852,260
8,607	Costco Wholesale Corp.	1,621,817
32,900	Southern Co.	1,469,314
8,492	Pioneer Natural Resources Co.	1,458,756
12,360	Sempra Energy	1,374,679
9,794	Core Laboratories N.V.	1,059,907
9,483	Quest Diagnostics, Inc.	951,145
14,415	Occidental Petroleum Corp.	936,398
11,465	Intercontinental Exchange, Inc.	831,442
15,096	U.S. Bancorp	762,348
7,107	EOG Resources, Inc.	748,154
7,221	Discover Financial Services	519,407
7,498	Tapestry, Inc.	394,470
108,080	Acacia Research Corp.(a)	378,280
5,445	Foot Locker, Inc.	247,965
3,405	Tractor Supply Co.	214,583
37,125	Pandora Media, Inc.(a)	186,739
2,917	Expeditors International of Washington, Inc.	184,646

800.292.7435	41

Ariel Global Fund schedule of investments	03/31/18 (UNAUDITED)

Number of shares	Common stocks—94.80%	Value
	United States—43.04% (continued)
1,216	Acuity Brands, Inc.	$169,255
3,165	TripAdvisor, Inc.(a)	129,417
152	Amdocs Ltd.	10,141

		51,824,784

	Total common stocks (Cost $99,041,330)	114,155,063

Number of shares	Short-term investments—4.80%	Value
5,775,425	Northern Institutional Treasury Portfolio, 1.53%(b)	$5,775,425

	Total short-term investments (Cost $5,775,425)	5,775,425

	Total Investments—99.60% (Cost $104,816,755)	119,930,488
	Cash, Foreign Currency, Other Assets less Liabilities—0.40%	487,149

	Net Assets—100.00%	$120,417,637

At March 31, 2018, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation
04/12/2018	JPMorgan Chase	SGD	367,990	USD	279,674	$1,064

Subtotal JPMorgan Chase						1,064

04/12/2018	Northern Trust	USD	949,095	CHF	904,938	1,578
04/12/2018	Northern Trust	JPY	78,899,152	EUR	588,039	27,292
04/12/2018	Northern Trust	SGD	155,133	USD	117,594	756
04/12/2018	Northern Trust	SGD	195,368	USD	148,093	953

Subtotal Northern Trust						30,579

04/12/2018	UBS AG	JPY	156,494,928	CNH	9,146,936	14,202

Subtotal UBS AG						14,202

Subtotal - Open forward currency contracts with unrealized appreciation						$45,845

Open forward currency contracts with unrealized depreciation
04/12/2018	JPMorgan Chase	USD	242,700	CNH	1,537,913	$(2,382)
04/12/2018	JPMorgan Chase	USD	341,495	CNH	2,202,672	(9,523)
04/12/2018	JPMorgan Chase	CAD	1,638,793	USD	1,276,771	(4,462)

Subtotal JPMorgan Chase						(16,367)

42	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	03/31/18 (UNAUDITED)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
04/12/2018	Northern Trust	AUD	765,355	CHF	583,000	$(22,597)
04/12/2018	Northern Trust	CAD	531,847	CHF	407,753	(14,029)
04/12/2018	Northern Trust	USD	678,989	CNH	4,378,607	(18,786)
04/12/2018	Northern Trust	AUD	1,606,462	EUR	1,043,745	(51,524)
04/12/2018	Northern Trust	CAD	330,812	EUR	216,334	(9,584)
04/12/2018	Northern Trust	CAD	833,399	EUR	545,000	(24,143)
04/12/2018	Northern Trust	SEK	4,703,918	EUR	479,538	(26,709)
04/12/2018	Northern Trust	USD	267,348	EUR	217,418	(403)
04/12/2018	Northern Trust	USD	531,487	EUR	432,226	(801)
04/12/2018	Northern Trust	AUD	331,283	GBP	190,026	(12,299)
04/12/2018	Northern Trust	SEK	2,055,545	GBP	185,007	(13,306)
04/12/2018	Northern Trust	USD	969,277	JPY	107,100,261	(38,017)

Subtotal Northern Trust						(232,198)

04/12/2018	UBS AG	EUR	264,478	CNH	2,099,545	(8,878)
04/12/2018	UBS AG	USD	3,541,913	CNH	22,853,309	(99,992)
04/12/2018	UBS AG	NOK	1,781,292	EUR	185,583	(1,222)
04/12/2018	UBS AG	USD	2,961,919	EUR	2,407,242	(2,605)
04/12/2018	UBS AG	AUD	557,977	USD	437,750	(9,194)
04/12/2018	UBS AG	SEK	2,097,585	USD	255,354	(3,924)

Subtotal UBS AG						(125,815)

Subtotal - Open forward currency contracts with unrealized depreciation						$(374,380)

Net unrealized appreciation (depreciation) on forward currency contracts						$(328,535)

(a)Non-income producing.

(b)The rate presented is the rate in effect at March 31, 2018.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	43

Statements of assets & liabilities	03/31/18 (UNAUDITED)

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund	Ariel Discovery Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,128,576,617, $939,772,356, $46,212,141 and $36,297,207, respectively)	$2,039,976,214		$1,600,357,072		$56,175,612	$34,649,221
Investments in affiliated issuers, at value (cost $282,633,275 and $133,353,333, respectively)	194,566,293	(a)	31,550,532	(a)	—	—
Short-term investments, at value (cost $103,129,995, $25,724,827, $3,192,800 and $953,213, respectively)	103,129,995		25,724,827		3,192,800	953,213
Dividends and interest receivable	1,913,854		1,828,237		8,842	24,940
Receivable for fund shares sold	2,440,829		1,557,623		9,047	2,963
Prepaid and other assets	93,640		76,875		20,647	22,932

Total assets	2,342,120,825		1,661,095,166		59,406,948	35,653,269

Liabilities:
Payable for securities purchased	2,505,675		—		274,514	71,523
Payable for fund shares redeemed	1,288,553		941,580		10,880	—
Other liabilities	569,036		512,574		22,429	27,435

Total liabilities	4,363,264		1,454,154		307,823	98,958

Net assets	$2,337,757,561		$1,659,641,012		$59,099,125	$35,554,311

Net assets consist of:
Paid-in capital	$1,449,737,160		$1,042,146,688		$46,954,094	$40,344,624
Undistributed net investment income (loss)	24,357,375		21,687,871		272,767	(120,726)
Accumulated net realized gain (loss) on investments	40,330,411		37,024,538		1,908,793	(3,021,601)
Net unrealized appreciation (depreciation) on investments	823,332,615		558,781,915		9,963,471	(1,647,986)

Net assets	$2,337,757,561		$1,659,641,012		$59,099,125	$35,554,311

Investor class shares:
Net assets	$1,602,804,171		$1,388,105,216		$41,487,242	$7,897,102
Shares outstanding (no par value, unlimited authorized)	22,723,249		29,124,458		3,059,125	769,174
Net asset value, offering and redemption price per share	$70.54		$47.66		$13.56	$10.27

Institutional class shares:
Net assets	$734,953,390		$271,535,796		$17,611,883	$27,657,209
Shares outstanding (no par value, unlimited authorized)	10,407,602		5,687,148		1,300,433	2,644,567
Net asset value, offering and redemption price per share	$70.62		$47.75		$13.54	$10.46

(a)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

44	ARIELINVESTMENTS.COM

Statements of assets & liabilities	03/31/18 (UNAUDITED)

	Ariel International Fund	Ariel Global Fund
Assets:
Investments in unaffiliated issuers, at value (cost $547,359,795 and $99,041,330, respectively)	$588,048,679	$114,155,063
Short-term investments, at value (cost $50,946,089 and $5,775,425, respectively)	50,946,089	5,775,425
Foreign currencies (cost $14,757,359 and $466,407, respectively)	14,838,651	472,622
Dividends and interest receivable	2,039,778	323,371
Receivable for dividend reclaims	998,059	238,655
Receivable for fund shares sold	382,451	1,589
Receivable for securities and foreign currencies sold	—	25,339
Unrealized appreciation on forward currency contracts	1,612,975	45,845
Prepaid and other assets	71,654	29,220

Total assets	658,938,336	121,067,129

Liabilities:
Payable for securities and foreign currencies purchased	1,242,947	132,174
Payable for fund shares redeemed	88,028	100,050
Unrealized depreciation on forward currency contracts	2,976,262	374,380
Other liabilities	111,542	42,888

Total liabilities	4,418,779	649,492

Net assets	$654,519,557	$120,417,637

Net assets consist of:
Paid-in capital	$610,022,629	$105,416,887
Undistributed net investment income	4,005,536	636,496
Accumulated net realized gain (loss) on investments, foreign currencies and forward currency contracts	1,045,980	(433,032)
Net unrealized appreciation (depreciation) on:
Investments	40,688,884	15,113,733
Translation of assets and liabilities in foreign currencies	119,815	12,088
Forward currency contracts	(1,363,287)	(328,535)

Net assets	$654,519,557	$120,417,637

Investor class shares:
Net assets	$61,792,135	$12,649,454
Shares outstanding (no par value, unlimited authorized)	4,351,192	812,554
Net asset value, offering and redemption price per share	$14.20	$15.57

Institutional class shares:
Net assets	$592,727,422	$107,768,183
Shares outstanding (no par value, unlimited authorized)	42,507,449	7,147,753
Net asset value, offering and redemption price per share	$13.94	$15.08

The accompanying notes are an integral part of the financial statements.

800.292.7435	45

Statements of operations	SIX MONTHS ENDED 03/31/18 (UNAUDITED)

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund		Ariel Discovery Fund
Investment income:
Dividends
Unaffiliated issuers	$18,519,295		$15,919,733		$612,672	(a)	$107,416
Affiliated issuers	544,194	(b)	—		—		—
Interest	424,634		211,331		9,878		6,511

Total investment income	19,488,123		16,131,064		622,550		113,927

Expenses:
Management fees	6,597,705		5,877,427		188,456		152,888
Distribution fees (Investor Class)	2,023,903		1,799,374		52,538		10,556
Shareholder service fees
Investor Class	788,563		762,643		9,784		1,536
Institutional Class	213,837		78,307		1,737		13,030
Transfer agent fees and expenses
Investor Class	127,370		119,263		8,438		2,769
Institutional Class	44,563		23,989		1,909		2,902
Printing and postage expenses
Investor Class	144,476		126,380		3,595		795
Institutional Class	44,740		18,206		1,210		2,599
Trustees’ fees and expenses	193,009		149,226		4,910		3,425
Professional fees	86,002		69,516		17,117		16,550
Custody fees and expenses	15,454		12,386		2,400		4,419
Federal and state registration fees	39,666		28,321		19,955		18,960
Interest expense	—		—		—		804
Miscellaneous expenses	86,958		69,339		7,066		6,449

Total expenses before reimbursements	10,406,246		9,134,377		319,115		237,682
Expense reimbursements	—		—		(49,127)		(36,014)

Net expenses	10,406,246		9,134,377		269,988		201,668

Net investment income (loss)	9,081,877		6,996,687		352,562		(87,741)

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	141,239,223		98,188,253		2,895,239		408,783
Affiliated issuers	(12,612,198)	(b)	—		—		—
Change in net unrealized appreciation (depreciation) on investments
Unaffiliated issuers	11,939,497		(17,414,769)		(747,190)		(1,862,012)
Affiliated issuers	30,715,764	(b)	8,858,419	(b)	—		—

Net gain (loss) on investments	171,282,286		89,631,903		2,148,049		(1,453,229)

Net increase (decrease) in net assets resulting from operations	$180,364,163		$96,628,590		$2,500,611		$(1,540,970)

(a)Net of $2,845 in foreign taxes withheld.

(b)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

46	ARIELINVESTMENTS.COM

Statements of operations	SIX MONTHS ENDED 03/31/18 (UNAUDITED)

	Ariel International Fund		Ariel Global Fund
Investment income:
Dividends
Unaffiliated issuers	$5,483,913	(a)	$1,171,022	(a)
Interest	267,002		21,561

Total investment income	5,750,915		1,192,583

Expenses:
Management fees	2,463,658		440,967
Distribution fees (Investor Class)	84,482		15,115
Shareholder service fees
Investor Class	43,542		5,329
Institutional Class	70,912		12,845
Transfer agent fees and expenses
Investor Class	5,699		2,799
Institutional Class	24,892		5,899
Printing and postage expenses
Investor Class	5,426		957
Institutional Class	37,038		7,250
Trustees’ fees and expenses	48,766		9,223
Professional fees	36,862		21,621
Custody fees and expenses	75,963		14,089
Administration fees	14,476		3,024
Fund accounting fees	12,959		5,386
Federal and state registration fees	25,686		18,956
Miscellaneous expenses	25,244		8,903

Total expenses before reimbursements	2,975,605		572,363
Expense reimbursements	(181,080)		(72,181)

Net expenses	2,794,525		500,182

Net investment income	2,956,390		692,401

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	580,790		226,767
Translation of assets and liabilities in foreign currencies	(209,827)		(194,043)
Forward currency contracts	933,075		(324,767)

Total	1,304,038		(292,043)

Change in net unrealized appreciation (depreciation) on:
Investments	8,523,970		1,324,533
Translation of assets and liabilities in foreign currencies	(460,068)		(5,723)
Forward currency contracts	(175,291)		(149,274)

Total	7,888,611		1,169,536

Net gain (loss) on investments	9,192,649		877,493

Net increase (decrease) in net assets resulting from operations	$12,149,039		$1,569,894

(a)Net of $583,331 and $67,118 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.

800.292.7435	47

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
Operations:
Net investment income (loss)	$9,081,877	$17,602,768	$6,996,687	$16,918,876
Net realized gain (loss) on investments	128,627,025	95,436,072	98,188,253	151,548,051
Change in net unrealized appreciation (depreciation) on investments	42,655,261	197,720,567	(8,556,350)	33,307,791

Net increase (decrease) in net assets from operations	180,364,163	310,759,407	96,628,590	201,774,718

Distributions to shareholders:
Net investment income
Investor Class	(10,962,182)	(4,396,399)	(11,644,004)	(9,473,910)
Institutional Class	(6,037,617)	(3,803,600)	(2,855,780)	(2,026,092)
Capital gains
Investor Class	(86,803,401)	(91,349,955)	(154,658,166)	(101,494,115)
Institutional Class	(33,166,414)	(34,615,653)	(24,451,669)	(14,937,019)

Total distributions	(136,969,614)	(134,165,607)	(193,609,619)	(127,931,136)

Share transactions:
Shares issued
Investor Class	74,039,390	203,355,917	45,998,437	107,203,986
Institutional Class	136,707,256	238,185,361	52,432,781	49,279,693
Shares issued in reinvestment of dividends and distributions
Investor Class	95,563,160	93,727,686	161,524,331	108,100,350
Institutional Class	39,199,823	38,409,206	26,968,196	16,235,656
Shares redeemed
Investor Class	(145,312,438)	(350,784,289)	(187,271,155)	(311,406,654)
Institutional Class	(42,451,519)	(251,735,813)	(41,291,036)	(47,346,089)

Net increase (decrease) from share transactions	157,745,672	(28,841,932)	58,361,554	(77,933,058)

Total increase (decrease) in net assets	201,140,221	147,751,868	(38,619,475)	(4,089,476)

Net assets:
Beginning of period	2,136,617,340	1,988,865,472	1,698,260,487	1,702,349,963

End of period	$2,337,757,561	$2,136,617,340	$1,659,641,012	$1,698,260,487

Undistributed net investment income (loss) included in net assets at end of period	$24,357,375	$32,275,297	$21,687,871	$29,190,968

Capital share transactions:
Investor shares
Shares sold	1,032,661	3,056,069	937,741	2,176,869
Shares issued to holders in reinvestment of dividends	1,406,015	1,497,439	3,495,154	2,309,072
Shares redeemed	(2,038,025)	(5,252,330)	(3,803,045)	(6,320,437)

Net increase (decrease)	400,651	(698,822)	629,850	(1,834,496)

Institutional shares
Shares sold	1,858,578	3,586,990	1,077,444	991,740
Shares issued to holders in reinvestment of dividends	574,380	611,077	580,608	345,683
Shares redeemed	(597,661)	(3,791,749)	(817,251)	(961,750)

Net increase (decrease)	1,835,297	406,318	840,801	375,673

The accompanying notes are an integral part of the financial statements.

48	ARIELINVESTMENTS.COM

Statements of changes in net assets

	Ariel Focus Fund		Ariel Discovery Fund
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
Operations:
Net investment income (loss)	$352,562	$527,872	$(87,741)	$(51,012)
Net realized gain (loss) on investments	2,895,239	3,664,205	408,783	3,149,592
Change in net unrealized appreciation (depreciation) on investments	(747,190)	3,878,895	(1,862,012)	3,216,705

Net increase (decrease) in net assets from operations	2,500,611	8,070,972	(1,540,970)	6,315,285

Distributions to shareholders:
Net investment income
Investor Class	(348,804)	(391,885)	—	—
Institutional Class	(141,196)	(157,417)	—	—
Capital gains
Investor Class	(1,991,358)	—	—	—
Institutional Class	(706,617)	—	—	—

Total distributions	(3,187,975)	(549,302)	—	—

Share transactions:
Shares issued
Investor Class	2,503,608	7,316,386	676,208	2,461,886
Institutional Class	3,115,572	1,161,196	310,701	752,447
Shares issued in reinvestment of dividends and distributions
Investor Class	2,042,891	339,571	—	—
Institutional Class	847,152	154,394	—	—
Shares redeemed
Investor Class	(3,287,898)	(8,876,687)	(945,479)	(2,082,747)
Institutional Class	(420,155)	(422,416)	(4,093,089)	(2,342,403)

Net increase (decrease) from share transactions	4,801,170	(327,556)	(4,051,659)	(1,210,817)

Total increase (decrease) in net assets	4,113,806	7,194,114	(5,592,629)	5,104,468

Net assets:
Beginning of period	54,985,319	47,791,205	41,146,940	36,042,472

End of period	$59,099,125	$54,985,319	$35,554,311	$41,146,940

Undistributed net investment income (loss) included in net assets at end of period	$272,767	$410,205	$(120,726)	$(32,985)

Capital share transactions:
Investor shares
Shares sold	179,844	553,416	62,561	246,392
Shares issued to holders in reinvestment of dividends	155,593	26,822	—	—
Shares redeemed	(237,810)	(677,044)	(87,137)	(210,653)

Net increase (decrease)	97,627	(96,806)	(24,576)	35,739

Institutional shares
Shares sold	216,238	87,168	28,385	75,499
Shares issued to holders in reinvestment of dividends	64,530	12,244	—	—
Shares redeemed	(30,588)	(33,066)	(376,477)	(229,835)

Net increase (decrease)	250,180	66,346	(348,092)	(154,336)

The accompanying notes are an integral part of the financial statements.

800.292.7435	49

Statements of changes in net assets

	Ariel International Fund		Ariel Global Fund
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
Operations:
Net investment income (loss)	$2,956,390	$7,838,258	$692,401	$1,729,284
Net realized gain (loss) on investments, foreign currency translations and forward currency contracts	1,304,038	5,551,260	(292,043)	3,498,362
Change in net unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	7,888,611	28,377,272	1,169,536	6,660,741

Net increase (decrease) in net assets from operations	12,149,039	41,766,790	1,569,894	11,888,387

Distributions to shareholders:
Net investment income
Investor Class	(479,486)	(906,508)	(121,041)	(136,222)
Institutional Class	(5,451,514)	(2,706,303)	(1,158,959)	(1,574,058)
Capital gains
Investor Class	(741,054)	(179,976)	(388,444)	(101,557)
Institutional Class	(5,862,904)	(369,024)	(3,200,619)	(827,143)

Total distributions	(12,534,958)	(4,161,811)	(4,869,063)	(2,638,980)

Share transactions:
Shares issued
Investor Class	9,787,829	22,909,476	1,666,546	2,350,942
Institutional Class	162,428,495	292,489,633	21,457,089	9,944,255
Shares issued in reinvestment of dividends and distributions
Investor Class	1,194,345	1,057,588	426,167	193,665
Institutional Class	11,298,755	3,067,636	4,340,818	2,389,831
Shares redeemed
Investor Class	(19,700,786)	(29,821,986)	(554,547)	(1,364,753)
Institutional Class	(12,059,497)	(18,454,995)	(4,976,201)	(3,848,381)

Net increase (decrease) from share transactions	152,949,141	271,247,352	22,359,872	9,665,559

Total increase (decrease) in net assets	152,563,222	308,852,331	19,060,703	18,914,966

Net assets:
Beginning of period	501,956,335	193,104,004	101,356,934	82,441,968

End of period	$654,519,557	$501,956,335	$120,417,637	$101,356,934

Undistributed net investment income (loss) included in net assets at end of period	$4,005,536	$6,980,146	$636,496	$1,224,095

Capital share transactions:
Investor shares
Shares sold	691,947	1,717,748	106,000	157,448
Shares issued to holders in reinvestment of dividends	86,736	86,700	27,870	13,829
Shares redeemed	(1,391,616)	(2,305,236)	(35,307)	(92,413)

Net increase (decrease)	(612,933)	(500,788)	98,563	78,864

Institutional shares
Shares sold	11,713,960	22,745,237	1,402,660	713,775
Shares issued to holders in reinvestment of dividends	833,318	256,056	292,835	175,862
Shares redeemed	(871,591)	(1,467,578)	(322,864)	(264,773)

Net increase (decrease)	11,675,687	21,533,715	1,372,631	624,864

The accompanying notes are an integral part of the financial statements.

50	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Fund (Investor Class)	Six months ended March 31, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$69.11		$63.74	$63.93	$75.33	$65.57	$49.67
Income from investment operations:
Net investment income (loss)	0.23		0.52	0.62	0.50	0.67	0.48
Net realized and unrealized gain (loss) on investments	5.61		9.07	8.86	(2.07)	9.50	15.91

Total from investment operations	5.84		9.59	9.48	(1.57)	10.17	16.39

Distributions to shareholders:
Dividends from net investment income	(0.48)		(0.18)	(0.41)	(0.40)	(0.41)	(0.49)
Distributions from capital gains	(3.93)		(4.04)	(9.26)	(9.43)	—	—

Total distributions	(4.41)		(4.22)	(9.67)	(9.83)	(0.41)	(0.49)

Net asset value, end of period	$70.54		$69.11	$63.74	$63.93	$75.33	$65.57

Total return	8.74%	(a)	15.76%	15.55%	(3.40)%	15.52%	33.28%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,602,804		$1,542,730	$1,467,270	$1,494,724	$1,759,016	$1,787,490
Ratio of expenses to average net assets	1.00%	(b)	1.01%	1.02%	1.02%	1.03%	1.03%
Ratio of net investment income to average net assets	0.72%	(b)	0.72%	1.02%	0.67%	0.88%	0.83%
Portfolio turnover rate	10%	(a)	14%	20%	25%	29%	30%

			Year ended September 30
Ariel Fund (Institutional Class)	Six months ended March 31, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$69.28		$63.87	$64.08	$75.49	$65.70	$49.79
Income from investment operations:
Net investment income (loss)	0.27		0.63	0.77	0.57	0.81	0.59
Net realized and unrealized gain (loss) on investments	5.68		9.19	8.91	(1.93)	9.60	16.00

Total from investment operations	5.95		9.82	9.68	(1.36)	10.41	16.59

Distributions to shareholders:
Dividends from net investment income	(0.68)		(0.37)	(0.63)	(0.62)	(0.62)	(0.68)
Distributions from capital gains	(3.93)		(4.04)	(9.26)	(9.43)	—	—

Total distributions	(4.61)		(4.41)	(9.89)	(10.05)	(0.62)	(0.68)

Net asset value, end of period	$70.62		$69.28	$63.87	$64.08	$75.49	$65.70

Total return	8.88%	(a)	16.11%	15.87%	(3.11)%	15.88%	33.72%

Supplemental data and ratios:
Net assets, end of period, in thousands	$734,954		$593,887	$521,595	$516,743	$391,219	$365,694
Ratio of expenses to average net assets	0.72%	(b)	0.71%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income to average net assets	1.01%	(b)	1.01%	1.31%	0.97%	1.21%	1.04%
Portfolio turnover rate	10%	(a)	14%	20%	25%	29%	30%

(a)Not annualized.

(b)Annualized.

The accompanying notes are an integral part of the financial statements.

800.292.7435	51

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Appreciation Fund (Investor Class)	Six months ended March 31, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$50.91		$48.90	$48.01	$56.12	$53.83	$45.13
Income from investment operations:
Net investment income (loss)	0.16		0.51	0.70	0.50	0.43	0.44
Net realized and unrealized gain (loss) on investments	2.59		5.21	5.62	(2.08)	5.92	13.08

Total from investment operations	2.75		5.72	6.32	(1.58)	6.35	13.52

Distributions to shareholders:
Dividends from net investment income	(0.39)		(0.30)	(0.50)	(0.37)	(0.42)	(0.33)
Distributions from capital gains	(5.61)		(3.41)	(4.93)	(6.16)	(3.64)	(4.49)

Total distributions	(6.00)		(3.71)	(5.43)	(6.53)	(4.06)	(4.82)

Net asset value, end of period	$47.66		$50.91	$48.90	$48.01	$56.12	$53.83

Total return	5.86%	(a)	12.41%	13.66%	(3.89)%	12.22%	34.31%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,388,105		$1,450,735	$1,483,144	$1,557,796	$1,777,388	$1,758,277
Ratio of expenses to average net assets	1.12%	(b)	1.12%	1.12%	1.12%	1.12%	1.13%
Ratio of net investment income to average net assets	0.78%	(b)	0.94%	1.43%	0.95%	0.79%	1.00%
Portfolio turnover rate	7%	(a)	20%	14%	22%	24%	28%

			Year ended September 30
Ariel Appreciation Fund (Institutional Class)	Six months ended March 31, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$51.07		$49.03	$48.17	$56.28	$53.95	$45.19
Income from investment operations:
Net investment income (loss)	0.22		0.59	0.72	0.65	0.60	0.35
Net realized and unrealized gain (loss) on investments	2.62		5.30	5.76	(2.04)	5.96	13.34

Total from investment operations	2.84		5.89	6.48	(1.39)	6.56	13.69

Distributions to shareholders:
Dividends from net investment income	(0.55)		(0.44)	(0.69)	(0.56)	(0.59)	(0.44)
Distributions from capital gains	(5.61)		(3.41)	(4.93)	(6.16)	(3.64)	(4.49)

Total distributions	(6.16)		(3.85)	(5.62)	(6.72)	(4.23)	(4.93)

Net asset value, end of period	$47.75		$51.07	$49.03	$48.17	$56.28	$53.95

Total return	6.01%	(a)	12.78%	14.01%	(3.55)%	12.59%	34.76%

Supplemental data and ratios:
Net assets, end of period, in thousands	$271,536		$247,526	$219,206	$193,561	$169,839	$118,732
Ratio of expenses to average net assets	0.83%	(b)	0.81%	0.82%	0.79%	0.79%	0.80%
Ratio of net investment income to average net assets	1.09%	(b)	1.25%	1.73%	1.31%	1.16%	1.35%
Portfolio turnover rate	7%	(a)	20%	14%	22%	24%	28%

(a)Not annualized.

(b)Annualized.

The accompanying notes are an integral part of the financial statements.

52	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Focus Fund (Investor Class)	Six months ended March 31, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.71		$11.83	$11.70	$15.12	$13.85	$10.95
Income from investment operations:
Net investment income (loss)	0.07		0.13	0.13	0.14	0.11	0.14
Net realized and unrealized gain (loss) on investments	0.56		1.88	1.46	(1.99)	1.95	2.89

Total from investment operations	0.63		2.01	1.59	(1.85)	2.06	3.03

Distributions to shareholders:
Dividends from net investment income	(0.11)		(0.13)	(0.13)	(0.11)	(0.09)	(0.13)
Distributions from capital gains	(0.67)		—	(1.33)	(1.46)	(0.70)	—

Total distributions	(0.78)		(0.13)	(1.46)	(1.57)	(0.79)	(0.13)

Net asset value, end of period	$13.56		$13.71	$11.83	$11.70	$15.12	$13.85

Total return	4.89%	(a)	17.09%	14.59%	(13.98)%	15.42%	28.02%

Supplemental data and ratios:
Net assets, end of period, in thousands	$41,487		$40,607	$36,173	$33,553	$53,500	$43,925
Ratio of expenses to average net assets, including waivers	1.00%	(b)	1.00%	1.00%	1.00%	1.08%	1.25%
Ratio of expenses to average net assets, excluding waivers	1.18%	(b)	1.19%	1.35%	1.37%	1.40%	1.54%
Ratio of net investment income to average net assets, including waivers	1.13%	(b)	0.93%	1.23%	0.89%	0.78%	1.19%
Ratio of net investment income to average net assets, excluding waivers	0.95%	(b)	0.74%	0.88%	0.52%	0.46%	0.90%
Portfolio turnover rate	16%	(a)	35%	20%	16%	40%	41%

			Year ended September 30
Ariel Focus Fund (Institutional Class)	Six months ended March 31, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.69		$11.81	$11.71	$15.14	$13.87	$10.97
Income from investment operations:
Net investment income (loss)	0.09		0.15	0.15	0.15	0.15	0.19
Net realized and unrealized gain (loss) on investments	0.56		1.89	1.46	(1.97)	1.96	2.87

Total from investment operations	0.65		2.04	1.61	(1.82)	2.11	3.06

Distributions to shareholders:
Dividends from net investment income	(0.13)		(0.16)	(0.18)	(0.15)	(0.14)	(0.16)
Distributions from capital gains	(0.67)		—	(1.33)	(1.46)	(0.70)	—

Total distributions	(0.80)		(0.16)	(1.51)	(1.61)	(0.84)	(0.16)

Net asset value, end of period	$13.54		$13.69	$11.81	$11.71	$15.14	$13.87

Total return	5.00%	(a)	17.40%	14.83%	(13.77)%	15.74%	28.36%

Supplemental data and ratios:
Net assets, end of period, in thousands	$17,612		$14,378	$11,618	$10,332	$12,507	$11,372
Ratio of expenses to average net assets, including waivers	0.75%	(b)	0.75%	0.75%	0.75%	0.83%	1.00%
Ratio of expenses to average net assets, excluding waivers	0.89%	(b)	0.90%	1.08%	1.07%	1.06%	1.19%
Ratio of net investment income to average net assets, including waivers	1.44%	(b)	1.18%	1.48%	1.15%	1.02%	1.46%
Ratio of net investment income to average net assets, excluding waivers	1.30%	(b)	1.03%	1.15%	0.84%	0.79%	1.27%
Portfolio turnover rate	16%	(a)	35%	20%	16%	40%	41%

(a)Not annualized.

(b)Annualized.

The accompanying notes are an integral part of the financial statements.

800.292.7435	53

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Discovery Fund (Investor Class)	Six months ended March 31, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.72		$9.12	$9.03	$11.59	$12.47	$10.63
Income from investment operations:
Net investment income (loss)	(0.04)		(0.03)	(0.04)	(0.11)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.41)		1.63	0.71	(1.79)	(0.60)	1.90

Total from investment operations	(0.45)		1.60	0.67	(1.90)	(0.70)	1.84

Distributions to shareholders:
Distributions from capital gains	—		—	(0.58)	(0.66)	(0.18)	—

Total distributions	—		—	(0.58)	(0.66)	(0.18)	—

Net asset value, end of period	$10.27		$10.72	$9.12	$9.03	$11.59	$12.47

Total return	(4.20)%	(a)	17.54%	7.90%	(17.69)%	(5.80)%	17.31%
Supplemental data and ratios:
Net assets, end of period, in thousands	$7,897		$8,509	$6,913	$6,058	$10,272	$10,239
Ratio of expenses to average net assets, including waivers	1.25%	(b)	1.25%	1.25%	1.25%	1.33%	1.50%
Ratio of expenses to average net assets, excluding waivers	1.44%	(b)	1.48%	1.86%	2.10%	1.93%	2.90%
Ratio of net investment income (loss) to average net assets, including waivers	(0.65)%	(b)	(0.34)%	(0.48)%	(0.67)%	(0.79)%	(0.79)%
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.84)%	(b)	(0.57)%	(1.09)%	(1.52)%	(1.39)%	(2.19)%
Portfolio turnover rate	23%	(a)	39%	45%	29%	36%	31%

			Year ended September 30
Ariel Discovery Fund (Institutional Class)	Six months ended March 31, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.91		$9.26	$9.13	$11.69	$12.54	$10.66
Income from investment operations:
Net investment income (loss)	(0.02)		(0.01)	(0.02)	(0.04)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.43)		1.66	0.73	(1.86)	(0.61)	1.91

Total from investment operations	(0.45)		1.65	0.71	(1.90)	(0.67)	1.88

Distributions to shareholders:
Distributions from capital gains	—		—	(0.58)	(0.66)	(0.18)	—

Total distributions	—		—	(0.58)	(0.66)	(0.18)	—

Net asset value, end of period	$10.46		$10.91	$9.26	$9.13	$11.69	$12.54

Total return	(4.12)%	(a)	17.82%	8.27%	(17.53)%	(5.52)%	17.64%

Supplemental data and ratios:
Net assets, end of period, in thousands	$27,657		$32,638	$29,129	$26,441	$35,970	$27,096
Ratio of expenses to average net assets, including waivers	1.00%	(b)	1.00%	1.00%	1.00%	1.07%	1.25%
Ratio of expenses to average net assets, excluding waivers	1.19%	(b)	1.15%	1.32%	1.29%	1.25%	1.93%
Ratio of net investment income (loss) to average net assets, including waivers	(0.41)%	(b)	(0.08)%	(0.23)%	(0.42)%	(0.53)%	(0.61)%
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.60)%	(b)	(0.23)%	(0.55)%	(0.71)%	(0.71)%	(1.29)%
Portfolio turnover rate	23%	(a)	39%	45%	29%	36%	31%

(a)Not annualized.

(b)Annualized.

The accompanying notes are an integral part of the financial statements.

54	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel International Fund (Investor Class)	Six months ended March 31, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.23		$13.21	$12.17	$12.85	$12.38	$9.77
Income from investment operations:
Net investment income (loss)	0.05		0.26	0.14	0.01	0.22	0.07
Net realized and unrealized gain (loss) on investments	0.17		0.96	0.93	(0.23)	0.41	2.65

Total from investment operations	0.22		1.22	1.07	(0.22)	0.63	2.72

Distributions to shareholders:
Dividends from net investment income	(0.10)		(0.17)	(0.02)	(0.13)	—	(0.11)
Distributions from capital gains	(0.15)		(0.03)	(0.01)	(0.33)	(0.16)	—

Total distributions	(0.25)		(0.20)	(0.03)	(0.46)	(0.16)	(0.11)

Net asset value, end of period	$14.20		$14.23	$13.21	$12.17	$12.85	$12.38

Total return	1.52%	(a)	9.55%	8.76%	(1.79)%	5.22%	28.11%

Supplemental data and ratios:
Net assets, end of period, in thousands	$61,792		$70,616	$72,200	$11,290	$4,842	$2,260
Ratio of expenses to average net assets, including waivers	1.13%	(b)	1.15% (c)	1.25%	1.26% (d)	1.29%	1.40%
Ratio of expenses to average net assets, excluding waivers	1.29%	(b)	1.32%	1.52%	3.49%	4.24%	9.36%
Ratio of net investment income to average net assets, including waivers	0.61%	(b)	1.79%	1.94%	1.39%	2.13%	0.98%
Ratio of net investment income (loss) to average net assets, excluding waivers	0.45%	(b)	1.62%	1.67%	(0.84)%	(0.82)%	(6.98)%
Portfolio turnover rate	5%	(a)	23%	27%	34%	19%	29%

			Year ended September 30
Ariel International Fund (Institutional Class)	Six months ended March 31, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.99		$13.00	$11.96	$12.71	$12.26	$9.78
Income from investment operations:
Net investment income (loss)	0.03		0.18	0.20	0.18	0.29	0.14
Net realized and unrealized gain (loss) on investments	0.20		1.05	0.87	(0.37)	0.38	2.59

Total from investment operations	0.23		1.23	1.07	(0.19)	0.67	2.73

Distributions to shareholders:
Dividends from net investment income	(0.13)		(0.21)	(0.02)	(0.23)	(0.06)	(0.25)
Distributions from capital gains	(0.15)		(0.03)	(0.01)	(0.33)	(0.16)	—

Total distributions	(0.28)		(0.24)	(0.03)	(0.56)	(0.22)	(0.25)

Net asset value, end of period	$13.94		$13.99	$13.00	$11.96	$12.71	$12.26

Total return	1.66%	(a)	9.80%	8.98%	(1.48)%	5.48%	28.42%

Supplemental data and ratios:
Net assets, end of period, in thousands	$592,728		$431,341	$120,904	$9,587	$8,455	$4,129
Ratio of expenses to average net assets, including waivers	0.88%	(b)	0.89% (c)	1.00%	1.01% (d)	1.03%	1.15%
Ratio of expenses to average net assets, excluding waivers	0.93%	(b)	0.95%	1.10%	2.68%	3.17%	6.53%
Ratio of net investment income to average net assets, including waivers	1.00%	(b)	2.52%	2.41%	1.69%	2.49%	1.09%
Ratio of net investment income (loss) to average net assets, excluding waivers	0.95%	(b)	2.46%	2.31%	0.02%	0.35%	(4.29)%
Portfolio turnover rate	5%	(a)	23%	27%	34%	19%	29%

(a)Not annualized.

(b)Annualized.

(c)Effective November 29, 2016, the Adviser has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class through the end of the fiscal year ending September 30, 2019.

(d)These ratios round to 1.26% and 1.01% due to interest expense which is excluded from the expense waiver.

The accompanying notes are an integral part of the financial statements.

800.292.7435	55

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Global Fund (Investor Class)	Six months ended March 31, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.05		$14.60	$13.11	$13.96	$12.91	$10.02
Income from investment operations:
Net investment income (loss)	0.05		0.22	0.12	(0.07)	0.14	0.02
Net realized and unrealized gain (loss) on investments	0.17		1.60	1.48	(0.64)	1.20	2.87

Total from investment operations	0.22		1.82	1.60	(0.71)	1.34	2.89

Distributions to shareholders:
Dividends from net investment income	(0.16)		(0.21)	(0.11)	—	—	—
Distributions from capital gains	(0.54)		(0.16)	—	(0.14)	(0.29)	—

Total distributions	(0.70)		(0.37)	(0.11)	(0.14)	(0.29)	—

Net asset value, end of period	$15.57		$16.05	$14.60	$13.11	$13.96	$12.91

Total return	1.39%	(a)	12.87%	12.26%	(5.15)%	10.52%	28.84%

Supplemental data and ratios:
Net assets, end of period, in thousands	$12,650		$11,459	$9,275	$6,095	$2,816	$1,954
Ratio of expenses to average net assets, including waivers	1.13%	(b)	1.15% (c)	1.25%	1.25%	1.29%	1.40%
Ratio of expenses to average net assets, excluding waivers	1.35%	(b)	1.42%	1.70%	2.71%	3.70%	5.37%
Ratio of net investment income to average net assets, including waivers	1.02%	(b)	1.66%	1.34%	1.30%	1.56%	0.81%
Ratio of net investment income (loss) to average net assets, excluding waivers	0.80%	(b)	1.39%	0.90%	(0.16)%	(0.85)%	(3.16)%
Portfolio turnover rate	5%	(a)	24%	31%	35%	20%	39%

			Year ended September 30
Ariel Global Fund (Institutional Class)	Six months ended March 31, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.57		$14.21	$12.81	$13.79	$12.76	$10.04
Income from investment operations:
Net investment income (loss)	0.07		0.25	0.20	0.18	0.16	0.08
Net realized and unrealized gain (loss) on investments	0.16		1.55	1.40	(0.84)	1.20	2.81

Total from investment operations	0.23		1.80	1.60	(0.66)	1.36	2.89

Distributions to shareholders:
Dividends from net investment income	(0.18)		(0.28)	(0.20)	(0.18)	(0.04)	(0.17)
Distributions from capital gains	(0.54)		(0.16)	—	(0.14)	(0.29)	—

Total distributions	(0.72)		(0.44)	(0.20)	(0.32)	(0.33)	(0.17)

Net asset value, end of period	$15.08		$15.57	$14.21	$12.81	$13.79	$12.76

Total return	1.50%	(a)	13.10%	12.56%	(4.88)%	10.84%	29.15%

Supplemental data and ratios:
Net assets, end of period, in thousands	$107,768		$89,898	$73,166	$52,002	$53,937	$25,975
Ratio of expenses to average net assets, including waivers	0.88%	(b)	0.90% (c)	1.00%	1.00%	1.04%	1.15%
Ratio of expenses to average net assets, excluding waivers	1.00%	(b)	1.01%	1.14%	1.30%	1.51%	2.51%
Ratio of net investment income to average net assets, including waivers	1.29%	(b)	1.91%	1.60%	1.40%	1.71%	0.97%
Ratio of net investment income (loss) to average net assets, excluding waivers	1.17%	(b)	1.80%	1.47%	1.10%	1.24%	(0.39)%
Portfolio turnover rate	5%	(a)	24%	31%	35%	20%	39%

(a)Not annualized.

(b)Annualized.

(c)Effective November 29, 2016, the Adviser has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class through the end of the fiscal year ending September 30, 2019.

The accompanying notes are an integral part of the financial statements.

56	ARIELINVESTMENTS.COM

Notes to the financial statements	03/31/18 (UNAUDITED)

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bancorp Fund Services, LLC serves as the Funds’ transfer agent.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards CodificationTM Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events after March 31, 2018 and there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

800.292.7435	57

Notes to the financial statements	03/31/18 (UNAUDITED)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of March 31, 2018 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$2,337,672,502	$1,657,632,431	$59,368,412	$35,602,434
Level 2	—	—	—	—
Level 3	—	—	—	—

Total investments	$2,337,672,502	$1,657,632,431	$59,368,412	$35,602,434

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$62,713,663	$—	$—	$62,713,663
Consumer staples	71,354,196	—	—	71,354,196
Energy	55,897,329	—	—	55,897,329
Financials	65,527,915	—	—	65,527,915
Health care	75,873,574	—	—	75,873,574
Industrials	27,492,245	—	—	27,492,245
Information technology	91,654,637	—	—	91,654,637
Real estate	1,935,699	—	—	1,935,699
Telecommunication services	107,437,473	—	—	107,437,473
Utilities	19,910,695	—	—	19,910,695

Total common stocks	$579,797,426	$—	$—	$579,797,426
Exchange traded funds	8,251,253	—	—	8,251,253
Short-term investments	50,946,089	—	—	50,946,089

Total investments	$638,994,768	$—	$—	$638,994,768

Other financial instruments
Forward currency contracts ^	$—	$(1,363,287)	$—	$(1,363,287)

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$6,515,646	$—	$—	$6,515,646
Consumer staples	9,356,464	—	—	9,356,464
Energy	8,692,011	—	—	8,692,011
Financials	15,757,018	—	—	15,757,018
Health care	25,258,341	—	—	25,258,341
Industrials	4,904,699	—	—	4,904,699
Information technology	23,380,108	—	—	23,380,108
Telecommunication services	15,498,047	—	—	15,498,047
Utilities	4,792,729	—	—	4,792,729

Total common stocks	$114,155,063	$—	$—	$114,155,063
Short-term investments	5,775,425	—	—	5,775,425

Total investments	$119,930,488	$—	$—	$119,930,488

Other financial instruments
Forward currency contracts ^	$—	$(328,535)	$—	$(328,535)

				Ariel International Fund
Transfers into Level 1				$1,146,361
Transfers out of Level 2				(1,146,361)

58	ARIELINVESTMENTS.COM

Notes to the financial statements	03/31/18 (UNAUDITED)

Transfers between levels are recognized at the end of the reporting period. There were no transfers between levels for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund and Ariel Global Fund. Ariel International Fund had a transfer of $1,146,361 from Level 2 to Level 1 due to the availability of a market price on March 31, 2018 to value the only Level 2 security held on September 30, 2017.

*	As of March 31, 2018, the only Level 2 investments held were forward currency contracts. See Schedules of Investments.

^	Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Unrealized appreciation on forward currency contracts and Unrealized depreciation on forward currency contracts shown in the Statements of Assets and Liabilities for each Fund at March 31, 2018. See also Schedules of Investments.

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”), which govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by allowing the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event. Termination events include, but are not limited to, a failure to pay or deliver or a breach of the terms of the agreement with respect to all the transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. The Funds are not currently collateralizing their exposures under foreign exchange trades. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to the Master Netting Agreements in the Statements of Assets and Liabilities. Gross exposure relating to open forward currency contracts by counterparty is disclosed in the Schedules of Investments as Open forward currency contracts with unrealized appreciation (assets) and Open forward currency contracts with unrealized depreciation (liabilities) and in total by Fund on the Statements of Assets and Liabilities as Unrealized appreciation on forward currency contracts (assets) and Unrealized depreciation on forward currency contracts (liabilities). The net recognized asset (appreciation) or liability (depreciation) is shown in the Schedules of Investments as Net unrealized appreciation (depreciation) on forward currency contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party. Net realized gain (loss) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies on the Statements of Assets and Liabilities until the underlying assets or liabilities are settled in cash, at which time they are recorded as Net realized gain (loss) on translation of assets and liabilities in foreign currencies on the Statements of Operations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily and any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts on the Statements of Assets and Liabilities. The Funds record realized gain (loss) at the time a forward currency contract is settled or closed on the Statements of Operations as Net realized gain (loss) on forward currency contracts.

Class and expense allocations—Each class of shares of the Funds has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid to shareholders at least annually and are recorded on ex-dividend date.

800.292.7435	59

Notes to the financial statements	03/31/18 (UNAUDITED)

NOTE THREE | INVESTMENT TRANSACTIONS

Purchases and sales—Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended March 31, 2018 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Purchases	$212,331,539	$113,399,142	$8,794,880	$8,420,392	$176,998,436	$23,357,237
Sales	268,651,631	252,587,211	9,518,757	11,743,261	27,075,272	4,864,896

NOTE FOUR | INCOME TAX MATTERS AND DISTRIBUTIONS TO SHAREHOLDERS

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2014 – 2017), and has concluded that no provision for federal income tax is required in the financial statements.

The cost and unrealized appreciation and depreciation of investments (including derivative instruments) on a federal income tax basis at March 31, 2018 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Cost of investments	$1,557,911,909	$1,104,171,358	$49,671,206	$37,321,354	$598,736,255	$105,084,277

Gross unrealized appreciation	962,473,476	722,872,010	13,763,213	5,896,176	58,421,734	18,687,256
Gross unrealized depreciation	(182,712,883)	(169,410,937)	(4,066,007)	(7,615,096)	(18,127,110)	(3,838,222)

Net unrealized appreciation (depreciation)	$779,760,593	$553,461,073	$9,697,206	$(1,718,920)	$40,294,624	$14,849,034

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses due to wash sales and partnership adjustments.

Tax adjustments are calculated annually. For interim periods, the Fund’s determine an estimate of tax cost adjustments based on a review of accounting reports for the interim period to identify changes from the adjustments calculated at the fiscal year end. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Distributions to shareholders—Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from Net investment income and realized capital gains for financial reporting purposes. Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to distribution reclassifications, net operating loss, or foreign currency.

Distributions—The tax character of distributions paid during the periods ended March 31, 2018 and September 30, 2017 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	03/31/18	09/30/17	03/31/18	09/30/17	03/31/18	09/30/17
Distributions from:
Ordinary income	$22,369,790	$8,199,999	$23,599,775	$25,534,724	$1,422,991	$549,302
Long-term capital gains	114,599,824	125,965,608	170,009,844	102,396,412	1,764,984	—

Total distributions	$136,969,614	$134,165,607	$193,609,619	$127,931,136	$3,187,975	$549,302

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Notes to the financial statements	03/31/18 (UNAUDITED)

	Ariel Discovery Fund		Ariel International Fund		Ariel Global Fund
	03/31/18	09/30/17	03/31/18	09/30/17	03/31/18	09/30/17
Distributions from:
Ordinary income	$—	$—	$11,778,962	$4,161,811	$2,468,021	$2,248,980
Long-term capital gains	—	—	755,996	—	2,401,042	390,000

Total distributions	$—	$—	$12,534,958	$4,161,811	$4,869,063	$2,638,980

NOTE FIVE | INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund under a Management Agreement. The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Average daily net assets:
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.75%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.70%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses exceed certain limits as shown below:

			Ariel Focus Fund		Ariel Discovery Fund
	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class	Institutional Class	Investor Class	Institutional Class
First $30 million*	1.50%	1.50%	—	—	—	—
Over $30 million*	1.00%	1.00%	—	—	—	—
On average daily net assets**	—	—	1.00%	0.75%	1.25%	1.00%
Expiration of Waiver**	—	—	2019	2019	2019	2019

			Ariel International Fund		Ariel Global Fund
			Investor Class	Institutional Class	Investor Class	Institutional Class
On average daily net assets**			1.13%	0.88%	1.13%	0.88%
Expiration of Waiver**			2019	2019	2019	2019

*	Exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items.
**	Through September 30 of the respective year. After this date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, the Investor Class of each Fund pays 12b-1 distribution fees calculated at an annual rate of 0.25% of average daily net assets on a weekly basis to the Distributor for its services. For the six months ended March 31, 2018 distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Paid to Distributor	$2,023,903	$1,799,374	$52,538	$10,556	$84,482	$15,115
Paid to broker/dealers	1,478,851	1,333,423	20,593	3,436	78,678	10,593

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Notes to the financial statements	03/31/18 (UNAUDITED)

The remaining amounts were used by the Distributor to offset the costs of marketing, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

NOTE SIX | FORWARD CURRENCY CONTRACTS

As reflected in the Statements of Operations, Net realized gain (loss) and the Change in net unrealized appreciation (depreciation) on forward currency contracts for the six months ended March 31, 2018 were:

	Ariel International Fund	Ariel Global Fund
Net realized gain (loss) on forward currency contracts	$933,075	$(324,767)
Change in net unrealized appreciation (depreciation) on forward currency contracts	(175,291)	(149,274)

For the six months ended March 31, 2018, the volume of the forward currency contracts is measured by the number of trades during the period and by the average notional value of such contracts. Ariel International Fund and Ariel Global Fund had 133 and 49 forward currency trades during the period with an average notional value of $2,756,441 and $757,154, respectively. A complete list of open forward currency contracts as of March 31, 2018 is found in the Schedule of Investments for the respective funds.

NOTE SEVEN | TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the six months ended March 31, 2018, with affiliated companies:

	Share activity				Six months ended March 31, 2018
Security name	Balance September 30, 2017	Purchases	Sales	Balance March 31, 2018	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets
Ariel Fund
Bristow Group, Inc. (Producer durables)	3,847,967	—	338,100	3,509,867	$45,628,271	$—	$(12,612,198)	$27,514,128	2.0%
Contango Oil & Gas Co. (Energy)	1,928,817	1,075,645	—	3,004,462	10,665,840	—	—	(2,737,762)	0.5
MSG Networks, Inc. (Consumer discretionary & services)	3,525,923	491,200	—	4,017,123	90,786,980	—	—	7,558,812	3.9
MTS Systems Corp. (Producer durables)	894,616	24,749	—	919,365	47,485,202	544,194	—	(1,619,414)	2.0

					$194,566,293	$544,194	$(12,612,198)	$30,715,764	8.4%

Ariel Appreciation Fund
Bristow Group, Inc. (Producer durables)	2,426,964	—	—	2,426,964	$31,550,532	$—	$—	$8,858,419	1.9%

NOTE EIGHT | LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the sum of 1.00% and the Federal Funds Target Rate.

For the six months ended March 31, 2018, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate
Ariel Discovery Fund	$3,215,948	4	2.25%

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Important supplemental information	03/31/18 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701

APPROVAL OF THE MANAGEMENT AGREEMENTS

Each year the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Adviser or the Funds (“Independent Trustees”), is required by the 1940 Act to determine whether to continue each Fund’s management and advisory agreements with the Adviser (together the “Agreements”). At a meeting held in November 2017, the Board, including all of the Independent Trustees, upon recommendation of the Board’s Management Contracts Committee (the “Committee”), determined that the continuation of the Agreements was in the best interest of each Fund and its shareholders, and approved the continuation of the Agreements.

The Committee, which is comprised entirely of Independent Trustees and includes all Independent Trustees, led the Board in its consideration of the Agreements. In evaluating the Agreements with respect to the Funds, both the Committee and the Board held meetings in November 2017 to review and evaluate materials provided by the Adviser in response to questions submitted by the Independent Trustees and counsel that is independent of the Adviser (“Independent Counsel”). At its meetings, the Committee received presentations from members of management of the Adviser and from the portfolio manager(s) of each Fund. In addition, the Committee members received a memorandum from Independent Counsel describing the factors they should consider in performing their review, a supplemental report (the “Broadridge Report”) prepared by Broadridge, an independent provider of investment company data, and additional written material and presentations from the Adviser. During the meetings, the Committee was advised by, and met in executive session with, Independent Counsel. In connection with its deliberations, the Committee also considered a broad range of information relevant to the annual contract review that is provided to the Board and its various standing committees at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by the Adviser, its affiliates, and its service providers.

Nature, Extent and Quality of Services. The Committee considered the Adviser’s specific responsibilities in the day-to-day management of the Funds, also taking into account information received at quarterly Board meetings related to the services rendered by the Adviser and the Independent Trustees’ knowledge of the Adviser’s operations. In addition, the Committee considered the Adviser’s historical approach in managing the Funds; the consistency of the investment approach; the background, education and experience of the Adviser’s investment personnel; the nature and quality of the Adviser’s services, including, among other things, compliance matters, trading practices, broker approval and selection, shareholder communications, information technology, and cyber security protections; and the Adviser’s commitment to diversity and civic affairs. The Committee also considered whether the Funds had operated within their investment objectives, each Fund’s record of compliance with its investment restrictions and other regulatory requirements, and information regarding the structure of the Adviser’s compensation program for portfolio managers and certain other employees, including the Adviser’s ability to attract and retain quality personnel. The Committee also considered the personal investments made by the Adviser’s personnel in the Funds, which aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders.

Investment Performance. The Committee considered the investment performance of both the Investor and Institutional Classes of each Fund over time, including information provided in the Broadridge Report, comparing each Fund’s performance with that of comparable funds selected by Broadridge (the “Peer Group” or “Broadridge Peer Group”) as well as an analysis of Fund performance as compared to

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Important supplemental information	03/31/18 (UNAUDITED)

the performance of its benchmark over specific historical periods. For each period, the Broadridge report ranks each fund with the highest investment performance at the top, the fund with the lowest investment performance at the bottom and separates the Peer Group universe into five levels that each contain 20% of the universe (“quintiles”), with the top 20% being the first quintile and the bottom 20% being the fifth quintile. Where applicable, the Committee considered one-, two-, three-, four-, five-, and ten-year periods as of September 30, 2017. The Committee noted that there was not yet ten-year performance for the Institutional Class shares of all Funds or for the Investor Class shares of Ariel Discovery Fund, Ariel International Fund, and Ariel Global Fund. In the case of those Funds that underperformed their Broadridge Peer Group in one or more periods, the Board discussed with the Adviser, factors that caused such underperformance; considered the Adviser’s long-term investment process; and noted that the long-term track records supported the investment philosophy that, over time, consistent implementation of the investment approach should result in positive performance, but also would involve periods of underperformance.

The Committee considered the following with respect to the performance of each Fund:

Ariel Fund. Ariel Fund’s Investor Class one-year period performance ranked in the third quintile, the five-year period performance ranked in the top quintile, and the ten-year period performance ranked in the third quintile within the Broadridge Peer Group. The Fund’s Institutional Class one-year period performance ranked in the third quintile and the five-year period performance ranked in the top quintile within the Broadridge Peer Group.

Ariel Appreciation Fund. Ariel Appreciation Fund’s Investor Class one-year period performance ranked in the bottom quintile, the five-year period performance ranked in the second quintile and the ten-year period performance ranked in the top quintile within the Broadridge Peer Group. The Fund’s Institutional Class one-year period performance ranked in the bottom quintile and the five-year period performance ranked in the second quintile within the Broadridge Peer Group.

Ariel Focus Fund. Ariel Focus Fund’s Investor Class one-year period performance ranked in the third quintile, the five-year period performance ranked in the fourth quintile, and the ten-year period performance ranked in the third quintile within the Broadridge Peer Group. The Fund’s Institutional Class one-year period performance ranked in the third quintile and the five-year period performance ranked in the fourth quintile within the Broadridge Peer Group.

Ariel Discovery Fund. Ariel Discovery Fund’s Investor Class one-year period performance ranked in the third quintile and the five-year period performance ranked in the bottom quintile within the Broadridge Peer Group. The Fund’s Institutional Class one-year period performance ranked in the third quintile and the five-year period performance ranked in the bottom quintile within the Broadridge Peer Group.

Ariel International Fund. Ariel International Fund’s Investor Class one-year period performance ranked in the bottom quintile and the five-year period performance ranked in the second quintile within the Broadridge Peer Group. The Fund’s Institutional Class one-year period performance ranked in the bottom quintile and the five-year period performance ranked in the top quintile within the Broadridge Peer Group.

Ariel Global Fund. Ariel Global Fund’s Investor Class one-year period performance ranked in the bottom quintile and the five-year period performance ranked in the third quintile within the Broadridge Peer Group. The Fund’s Institutional Class one-year period performance ranked in the bottom quintile and the five-year period performance ranked in the second quintile within the Broadridge Peer Group.

Fees and Expenses. The Committee considered comparative fee and expense information for each Fund’s Expense Group, as selected and analyzed in the Broadridge Report, which ranks funds with the lowest fee at the top, the funds with the highest fee at the bottom and separates the Expense Group universe into five levels that each contain 20% of the universe (“quintiles”), with the top being the first quintile and the bottom being the fifth quintile. The Committee also considered the historical expenses with respect to economies of scale realized by the Adviser and whether such benefits were being passed on to shareholders, such as through the use of breakpoints in the Adviser’s management fees. The Committee considered the impact of the Rule 12b-1 distribution services (“12b-1”) fees on the total expense ratio of the Investor Class of shares for all Funds and the resulting negative impact on the Funds’ total expense ratio when compared to funds in their respective Broadridge Expense Groups that do not impose 12b-1 fees. The Committee considered the fees charged and services provided by Ariel to other types of clients and the rationale for any differences between those fees. The Committee also considered the revenue sharing payments made by the Adviser.

The Committee considered the following with respect to the fees and expenses of each Fund:

Ariel Fund. The Committee considered that the actual management fees for Ariel Fund (both classes) ranked in the second quintile compared to the Broadridge Expense Group, total expenses for the Investor Class ranked in the fourth quintile, and total expenses for the Institutional Class ranked in the second quintile.

Ariel Appreciation Fund. The Committee considered that the actual management fees for Ariel Appreciation Fund (both classes) ranked in the third quintile compared to the Broadridge Expense Group, total expenses for the Investor Class ranked in the bottom quintile, and total expenses for the Institutional Class ranked in the fourth quintile.

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Important supplemental information	03/31/18 (UNAUDITED)

Ariel Focus Fund. The Committee considered that Ariel Focus Fund had fee reimbursements and expense limitations in place, which resulted in reduced fees and/or expenses. The Committee also considered that the actual management fees for Ariel Focus Fund’s Investor Class ranked in the third quintile compared to the Broadridge Expense Group, the actual management fees for the Fund’s Institutional Class ranked in the second quintile, the actual total expenses for the Investor Class ranked in the second quintile, and the actual total expenses for the Institutional Class ranked in the top quintile.

Ariel Discovery Fund. The Committee considered that Ariel Discovery Fund had fee reimbursements and expense limitations in place, which resulted in reduced fees and/or expenses. The Committee also considered that the actual management fees for Ariel Discovery Fund’s Investor Class ranked in the second quintile compared to the Broadridge Expense Group, the actual management fees for the Fund’s Institutional Class ranked in the third quintile, the actual total expenses for the Investor Class ranked in the fourth quintile, and the actual total expenses for the Institutional Class ranked in the third quintile.

Ariel International Fund. The Committee considered that Ariel International Fund had fee reimbursements and expense limitations in place, which resulted in reduced fees and/or expenses. The Committee also considered that the actual management fees for Ariel International Fund’s Investor Class ranked in the top quintile compared to the Broadridge Expense Group, the actual management fees for the Fund’s Institutional Class ranked in the second quintile, and the actual total expenses for both classes ranked in the second quintile.

Ariel Global Fund. The Committee considered that Ariel Global Fund had fee reimbursements and expense limitations in place, which resulted in reduced fees and/or expenses. The Committee also considered that the actual management fees for Ariel Global Fund’s Investor Class ranked in the top quintile compared to the Broadridge Expense Group, the actual management fees for the Fund’s Institutional Class ranked in the second quintile, and the actual total expenses for both classes ranked in the top quintile.

Benefits, Profitability and Economies of Scale. The Committee considered the profitability to the Adviser from its relationship with each Fund, including the methodology by which that profitability analysis was calculated. The Committee also considered the fee reimbursements and expense limitations in place for Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund. The Committee considered the extent to which economies of scale may be realized as Funds increase in size and that the management fee schedule for each Fund contains breakpoints at different levels. The Committee considered the effective advisory fee rates for the Funds and whether the advisory fee schedules provide an appropriate sharing between the Funds and the Adviser of such economies of scale as may exist under the Agreements. The Committee considered information about the Funds’ soft dollar arrangements that benefit the Adviser, as well as the Adviser’s brokerage and trading practices. The Committee also considered ancillary benefits, including whether the Funds benefited from Mr. Rogers’ and Ms. Hobson’s high media profiles.

Approval. After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that continuation of each Fund’s Agreement was in the best interests of each Fund and its respective shareholders, and the Board approved the continuation the Agreements. In reaching this determination, the Board considered that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund’s Agreements; the Adviser’s commitment to its stated investment strategy and identified circle of competency, and its calm, reasoned and long-term approach to investing; that the management fees paid by each Fund were reasonable in light of the services provided; that the breakpoints in the fee schedule for each Fund have the potential to allow shareholders to benefit from economies of scale; that the profitability associated with the Adviser’s relationship with the Trust was within a reasonable range and was neither excessive nor so low that the Adviser could not be expected to continue to service the Funds effectively; and that the benefits accruing to the Adviser by virtue of its relationship with the Funds were reasonable in light of the costs of providing the investment management services and the benefits accruing to each Fund. The Board’s determinations were based upon a comprehensive consideration of all information provided to it, including both quantitative measures and qualitative factors, and were not the result of any single factor.

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Fund expense example	03/31/18 (UNAUDITED)

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on subscriptions, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2017-March 31, 2018.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual*		Hypothetical (5% return before expenses)
Fund and return	Beginning account value 10/01/17	Ending account value 03/31/18	Expenses paid during period*	Ending account value 03/31/18	Expenses paid during period*	Annualized expense ratio*
Ariel Fund
Investor Class	$1,000.00	$1,087.40	$5.20	$1,019.95	$5.04	1.00%
Institutional Class	1,000.00	1,088.80	3.75	1,021.34	3.63	0.72%
Ariel Appreciation Fund
Investor Class	$1,000.00	$1,058.60	$5.75	$1,019.35	$5.64	1.12%
Institutional Class	1,000.00	1,060.10	4.26	1,020.79	4.18	0.83%
Ariel Focus Fund
Investor Class	$1,000.00	$1,048.90	$5.11	$1,019.95	$5.04	1.00%
Institutional Class	1,000.00	1,050.00	3.83	1,021.19	3.78	0.75%
Ariel Discovery Fund
Investor Class	$1,000.00	$958.00	$6.10	$1,018.70	$6.29	1.25%
Institutional Class	1,000.00	958.80	4.88	1,019.95	5.04	1.00%
Ariel International Fund
Investor Class	$1,000.00	$1,015.20	$5.68	$1,019.30	$5.69	1.13%
Institutional Class	1,000.00	1,016.60	4.42	1,020.54	4.43	0.88%
Ariel Global Fund
Investor Class	$1,000.00	$1,013.90	$5.67	$1,019.30	$5.69	1.13%
Institutional Class	1,000.00	1,015.00	4.42	1,020.54	4.43	0.88%

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (182), and divided by the number of days in the current year (365).

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Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
INDEPENDENT TRUSTEES:
James W. Compton Age: 79	Trustee, Chairman of Governance Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1997; Governance Committee Chair since 2015	Retired President and Chief Executive Officer, Chicago Urban League, 1972 to 2006	Commonwealth Edison Company
William C. Dietrich Age: 68	Lead Independent Trustee, Chairman of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009
Christopher G. Kennedy Age: 54	Trustee, Chairman of Audit Committee, Member of Management Contracts, Governance and Executive Committees	Indefinite, until successor elected Trustee since 1995; Audit Committee Chair since 2014	Chairman, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chairman, Top Box Foods since 2012	Interface Inc.; Knoll, Inc.
Kim Y. Lew Age: 51	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014	Vice President and Chief Investment Officer, Carnegie Corporation of New York since 2016; Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York, 2011 to 2015
William M. Lewis, Jr. Age: 61	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004
Stephen C. Mills Age: 58	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2015	President of Basketball Operations, New York Knicks since 2017; General Manager & NBA Alternate Governor, New York Knicks since 2013; Chief Executive Officer and Partner of the Athletes and Entertainers Wealth Management Group, LLC, 2010 to 2013
James M. Williams Age: 70	Trustee, Chairman of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 102 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES:
Mellody L. Hobson Age: 48	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	The Estée Lauder Companies, Inc.; Starbucks Corporation; JPMorgan Chase & Co.
Merrillyn J. Kosier Age: 58	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Mutual Funds, Ariel Investments since 2007
John W. Rogers, Jr. Age: 60	Trustee	Indefinite, until successor elected Trustee, 1986 to 1993 and since 2000	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments since 1983; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	Exelon Corporation; McDonald’s Corporation

TRUSTEES EMERITUS (no Trustee duties nor responsibilities) Royce N. Flippin, Jr. H. Carl McCall

Note: Number of portfolios in complex overseen by all Trustees is six. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareilé B. Cusack Age: 59	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Senior Vice President, Ariel Investments since 2012; General Counsel, Ariel Investments since 2008; Vice President, Ariel Investments, 2007-2012
Wendy D. Fox Age: 55	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer and Senior Vice President, Ariel Investments, since December 2017; Chief Compliance Officer and Vice President, Ariel Investments, 2004 to 2017
James R. Rooney Age: 59	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015	Senior Vice President, Fund Administration, Ariel Investments, since December 2017; Vice President, Fund Administration, Ariel Investments, 2015 to 2017; Vice President, Shareholder Reporting, Fidelity Pricing & Cash Management Services, Fidelity Management, 2007 to 2015

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all Officers is six. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

68	ARIELINVESTMENTS.COM

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Discovery Fund.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership This index pertains to Ariel Discovery Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

800.292.7435	69

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• twitter.com/arielfunds

• facebook.com/arielinvestments

What’s inside

•	Two Roads John Rogers and Mellody Hobson share their views on value investing in the Ariel Fund and Ariel Appreciation Fund’s letter. Turn to page 3 to learn more.

•	The Importance of Valuations in a Volatile Market Read Portfolio Manager Charlie Bobrinskoy’s letter on Ariel Focus Fund and learn what contributed to performance for the quarter.

•	Stock Talk Find out which one of our holdings Portfolio Manager David Maley uses to illustrate our particular investment approach.

•	Uncovering Distinctive Investment Ideas Learn how Portfolio Manager Rupal Bhansali’s strategies balance performance and risk management.

•	Company Spotlights Read our investment thesis on Keysight Technologies Inc., Mohawk Industries, Inc. and Oaktree Capital Group, LLC, and learn why we believe these companies have intriguing valuations and long-term growth opportunities.

What’s online

•	View Video Presentations Our Portfolio Managers delve into Ariel’s key characteristics including risk & return management.

The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable.
Slow and steady wins the race.	TPI (108,500) ©05/18 AI–01

Item 2.	Code of Ethics.

Not applicable for the reporting period.

Item 3.	Audit Committee Financial Expert.

Not applicable for the reporting period.

Item 4.	Principal Accountant Fees and Services.

Not applicable for the reporting period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s first fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics – Not applicable for the reporting period.

(a)(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3)	Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(4)	There has been no change to the registrant’s independent public accountant.

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: May 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: May 23, 2018

By:	/s/ James R. Rooney
James R. Rooney
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: May 23, 2018